UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

TNF Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

855 N. Wolfe Street, Suite 623

Baltimore, MD 21205

(856) 848-8698

November 1, 2024

To the Stockholders of TNF Pharmaceuticals, Inc.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of the stockholders of TNF Pharmaceuticals, Inc., a Delaware corporation (the “Company”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m., Eastern Time, on Monday, November 25, 2024, at www.virtualshareholdermeeting.com/TNF2024.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this year’s Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/TNF2024 and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the proxy materials, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote via the Internet or telephone or by signing, dating, and returning the enclosed proxy card or voting form. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote electronically. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

Thank you for your support of our company. I look forward to seeing you at the virtual Annual Meeting.

By Order of the Board,

/s/ Joshua Silverman
Joshua Silverman
Chairman of the Board of Directors
November 1, 2024

Important Notice Regarding The Availability Of Proxy Materials For The STOCKholder Meeting To Be Held On Monday, November 25, 2024:

Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

TNF Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 623

Baltimore, MD 21205

(856) 848-8698

Notice of Annual Meeting of Stockholders

to be Held on November 25, 2024

The annual meeting (the “Annual Meeting”) of the stockholders of TNF Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern Time, on Monday, November 25, 2024, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/TNF2024. We will consider and act on the following items of business at the Annual Meeting:

1.	A proposal to elect seven (7) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation (the “Election of Directors”);

2.	A proposal to approve a proposed amendment to the TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan to increase the aggregate number of shares available for the grant of awards by 2,259,060 shares, to a total of 2,500,000 shares of common stock (the “Incentive Plan Amendment Proposal”);

3.	A proposal to ratify the appointment of Stephano Slack LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

4.	A proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors, the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”); and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the Election of Directors, the Incentive Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/TNF2024 and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

The Board of Directors has fixed the close of business on October 18, 2024, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of: our Common Stock; our Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”); our Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”); our Series F-1 Convertible Preferred Stock, par value $0.001 per share (the “Series F-1 Preferred Stock”); and our Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”), in each case, on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may email Michael Fein of Campaign Management, LLC, our proxy solicitor, at info@campaign-mgmt.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting virtually, we request that you vote your shares electronically via the Internet (or by completing, dating, signing and mailing the enclosed proxy card) in accordance with the instructions set out in the form of proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote electronically. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board,

/s/ Joshua Silverman
Joshua Silverman
Chairman of the Board of Directors
November 1, 2024

TNF Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 623

Baltimore, MD 21205

(856) 848-8698

Proxy Statement

for

Annual Meeting of Stockholders

To be Held on November 25, 2024

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “TNF” refer to TNF Pharmaceuticals, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of: our common stock, par value $0.001 per share (the “Common Stock”); our Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”); our Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”); our Series F-1 Convertible Preferred Stock, par value $0.001 per share (the “Series F-1 Preferred Stock”); and our Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”), in each case, entitled to vote at the annual meeting of stockholders of the Company (the “Annual Meeting”).

Your proxy is solicited by the Board of Directors (the “Board”) on behalf of TNF Pharmaceuticals, Inc. to be voted at the Annual Meeting to be held on November 25, 2024, at the time and virtual location and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting.

This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this Proxy Statement, along with the Notice and a proxy card are being mailed to our stockholders of record as of the close of business on October 18, 2024, beginning on or about November 1, 2024. See “About the Annual Meeting” beginning on page 2 for more information.

Our executive offices are located at, and our mailing address is, 855 N. Wolfe Street, Suite 623, Baltimore, MD 21205.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE Meeting of STOCKHOLDERs TO BE HELD ON November 25, 2024:

Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

About The Annual Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares electronically at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive separate proxy materials in the future, he or she may contact TNF Pharmaceuticals, Inc., by sending an email to jsilverman@parkfieldfund.com, or calling (856) 848-8698 and asking for Mr. Silverman. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

1.	A proposal to elect seven (7) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation (the “Election of Directors”);

2.	A proposal to approve a proposed amendment to the TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan to increase the aggregate number of shares available for the grant of awards by 2,259,060 shares, to a total of 2,500,000 shares of common stock (the “Incentive Plan Amendment Proposal”);

3.	A proposal to ratify the appointment of Stephano Slack LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

4.	A proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors, the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”); and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

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What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of our Notice and Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you may receive a Notice, proxy card and Proxy Statement for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 18, 2024 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. On the Record Date, (i) 2,755,067 shares of Common Stock were issued and outstanding; (ii) 72,992 shares of Series D Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series D Preferred Stock as set forth in the certificate of designations for the Series D Preferred Stock, the holder of Series D Preferred Stock is entitled to 1,217 votes on the proposals described in this Proxy Statement; (iii) approximately 4,687 shares of Series F Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series F Preferred Stock as set forth in the amended and restated certificate of designations for the Series F Preferred Stock, as amended (and subject to certain beneficial ownership limitations as set forth therein), the holders of Series F Preferred Stock are entitled to approximately 77,844 votes on the proposals described in this Proxy Statement; (iv) 5,050 shares of Series F-1 Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series F-1 Preferred Stock as set forth in the certificate of designations for the Series F-1 Preferred Stock, as amended (and subject to certain beneficial ownership limitations as set forth therein), the holders of Series F-1 Preferred Stock are entitled to 2,241,455 votes on the proposals described in this Proxy Statement; and (v) 8,950 shares of Series G Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series G Preferred Stock as set forth in the certificate of designations for the Series G Preferred Stock, as amended (and subject to certain beneficial ownership limitations applicable to certain holders of Series G Preferred Stock as set forth therein), the holders of Series G Preferred Stock are entitled to 3,972,481 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

Holders of Common Stock, the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has five outstanding classes of voting stock entitled to vote at the Annual Meeting: Common Stock, Series D Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. The holder of Series D Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series D Preferred Stock held by such holder are then convertible (in accordance with the certificate of designation for the Series D Preferred Stock) with respect to any and all matters presented to the stockholders for their action or consideration. Each holder of Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock is entitled to that number of votes per share of Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock, as applicable, equal to the stated value of such share of Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock, as applicable, held by such holder, divided by the applicable Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) immediately preceding the applicable subscription dates for such Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock (as set forth in the respective certificates of designation for the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock.

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What constitutes a quorum for the Annual Meeting?

The holders of one third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting, present virtually or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, then the Chairman of the Annual Meeting may adjourn the Annual Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice, Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice and Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The Auditor Ratification Proposal and the Adjournment Proposal are considered “routine matters.” Therefore, if you do not provide voting instructions to your broker regarding such proposals, your broker will be permitted to exercise discretionary voting authority to vote your shares on the Auditor Ratification Proposal and the Adjournment Proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Election of Directors or the Incentive Plan Amendment Proposal.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting electronically or by proxy.

●	You may submit your proxy on the Internet or by phone. Stockholders may vote via the Internet at www.proxyvote.com or by phone (as per instructions on the proxy card), 24 hours per day and seven days per week. You will need the control number included on your proxy card. Votes submitted via the Internet or phone must be received by 11:59 p.m. Eastern Time, on Sunday, November 24, 2024.

●	You may submit your proxy by mail. Stockholders may vote by signing and dating the proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your choices on the card, your shares will be voted as you instruct.

●	You may vote during the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting via live webcast are posted at www.virtualshareholdermeeting.com/TNF2024.

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The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joshua Silverman to serve as the proxy for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” for the Election of Directors, the Incentive Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by submitting your vote electronically during the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on the Election of Directors, you may vote for all director nominees or you may withhold your vote as to one or more director nominees.

When you cast your vote on the Incentive Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, you may vote for such proposals, vote against such proposals or abstain from voting on such proposals.

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What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares:

1.	“FOR” the Election of Directors,

2.	“FOR” the Incentive Plan Amendment Proposal,

3.	“FOR” the Auditor Ratification Proposal, and

4.	“FOR” the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted “FOR” all proposals being presented at the Annual Meeting.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the Election of Directors and the Incentive Plan Amendment Proposal, but will be able to vote those shares with respect to the Auditor Ratification Proposal and the Adjournment Proposal. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

●	Giving written notice of revocation to the Company addressed to Joshua Silverman, at our address above, which notice must be received before 5:00 p.m. Eastern Time, on November 18, 2024.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, (i) approval of the Election of Directors requires the affirmative vote of the holders of a plurality of the votes cast for the election of the directors; i.e., the seven director nominees who receive the most votes will be elected, and (ii) approval of each of the Incentive Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Annual Meeting and entitled to vote on such proposals.

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Annual Meeting, either virtually or by proxy, who abstains from voting will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”

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An abstention or failure to instruct your broker how to vote with respect to the Election of Directors will not be counted as an affirmative or negative vote with respect to such proposal and will have no effect on the outcome of the vote with respect to such proposal. An abstention to the Incentive Plan Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal will be counted as a vote against such proposals. Failure to instruct your broker how to vote with respect to the Incentive Plan Amendment Proposal will not be counted as an affirmative or negative vote with respect to such proposal and will have no effect on the outcome of the vote with respect to such proposal. However, if you do not give your broker specific instructions on how to vote your shares with respect to the Auditor Ratification Proposal or the Adjournment Proposal, your broker may vote your shares at its discretion with respect to such proposals.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Campaign Management, LLC (“Campaign Management”) to assist in the solicitation of proxies for a fee of $12,000 plus customary expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Campaign Management, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Campaign Management as well as the reimbursement of expenses of Campaign Management will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the person named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

When will the next stockholder advisory vote on executive compensation occur?

At our 2020 annual meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two, or three years. “Three years” was the frequency that received the highest number of votes. In light of such outcome, we hold an advisory vote on executive compensation every three years (with the last vote having occurred in 2023). The next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2026.

The next time we will submit to stockholders an advisory vote on the frequency of the advisory vote on executive compensation will be at the annual meeting of our stockholders in 2026 as well.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “question and answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Campaign Management. Banks, brokers and stockholders may call Campaign Management at 1-844-394-4517 (toll-free within North America) or 1-212-632-8422 (call collect outside North America).

7

Proposal 1: Election of Directors

Nominees for Election

The Board is currently comprised of seven directors. Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following seven individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age
Mitchell Glass, M.D.	73
Craig Eagle, M.D.	57
Christopher C. Schreiber	60
Joshua Silverman	55
Jude Uzonwanne	50
Bill J. White	64
Stephen Friscia	54

Our Board has fixed the size of the Board to be seven directors.

If elected, these nominees will serve until our 2025 annual meeting of stockholders or until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Our Board believes that all of our current directors, who are the seven Company Nominees, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast for the election of the directors. Abstentions and broker non-votes have no effect on the vote. The seven Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named above. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The biographies of the Company Nominees are as follows:

Mitchell Glass, M.D. has been our director since April 8, 2024 and currently serves as our President and Chief Medical Officer, a position he has held since June 13, 2024. Dr. Glass is a 35-year veteran of the life sciences industry. His experience is broad-ranging, from senior positions in top ten pharmaceutical companies to investing in and managing start-ups and biotechs. After seven years of research, teaching, and patient care at the University of Pennsylvania, Dr. Glass joined ICI Pharmaceuticals in 1988. He established the pulmonary therapeutics group and led the development and submission of the antileukotriene ACCOLATE®. From 1995 to 1996, Dr. Glass was Vice President and Director at SmithKline Beecham, responsible for cardiovascular, respiratory, renal, and metabolic drug development and commercialization, including submitting the NDA/MAA for COREG®. From 1998 to 2003, Dr. Glass was Chief Medical Officer and Vice President of Clinical Development and Regulatory Affairs of AtheroGenics, Inc. (AGIX). He led product development from IND to Phase 3 for AGI 1067 and was a member of the initial public offering team. Dr. Glass joined AQUMEN Biopharmaceuticals KK and NA as Chief Executive Officer of AQUMEN NA and as a director. Since 2008, Dr. Glass has been a Director of OrphageniX Inc. (gene editing) and AVATAR Biotechnologies (biosimilars) and is now the Executive Vice President of Research and Development and Chief Medical Officer of Invion LTD. Dr. Glass graduated from the University of Chicago and is board certified in internal medicine, pulmonary and critical care medicine. Dr. Glass’ qualifications to sit on the Board include his extensive experience and leadership roles within the pharmaceutical industry.

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Craig Eagle, M.D. has been our director since April 16, 2021. Dr. Eagle is currently the Chief Medical Officer of Guardant Health, Inc. since 2021. Previously, Dr. Eagle was Vice President of Oncology for Genentech, where he oversaw the medical programs across Genentech’s oncology portfolio. Prior to his current role, Dr. Eagle worked in several positions at Pfizer from 2009 to 2019, including as the oncology business lead in the United Kingdom and Canada, the global lead for Oncology Strategic Alliances and Partnerships based in New York, and as the head of the Oncology Therapeutic Area Global Medical and Outcomes Group, including the U.S. oncology medical business. Through his multiple roles at Pfizer, Dr. Eagle delivered significant business growth and was involved in multiple strategic acquisitions and divestitures. In addition, while at Pfizer, Dr. Eagle oversaw extensive oncology clinical trial programs, multiple regulatory and payer approvals across Pfizer’s oncology portfolio, health outcomes assessments and scientific collaborations with key global research organizations like the National Cancer Institute (NCI), and the European Organization for Research and Treatment of Cancer (EORTC), and led worldwide development of several compounds including celecoxib, aromasin, irinotecan, dalteparin and ozagomicin. Dr. Eagle currently serves as a member of the board of directors and chair of the Science and Policy Committee of Pierian Biosciences, a privately held life sciences company. Dr. Eagle attended Medical School at the University of New South Wales, Sydney, Australia and received his general internist training at Royal North Shore Hospital in Sydney. He completed his hemato-oncology and laboratory hematology training at Royal Prince Alfred Hospital in Sydney and was granted Fellowship in the Royal Australasian College of Physicians (FRACP) and the Royal College of Pathologists Australasia (FRCPA). After his training, Dr. Eagle performed basic research at the Royal Prince of Wales hospital to develop a new monoclonal antibody to inhibit platelets before moving into the pharmaceutical industry. Dr. Eagle’s qualifications to sit on the Board include his long and successful career in the international pharmaceutical industry, his senior executive experience in areas such as business growth, strategic alliances and mergers and acquisition transactions, his experience as a member of both public and private company boards in the healthcare and life science industries, and his wealth of oncology experience, including leading and participating in scientific research, regulatory, pricing & re-imbursement negotiations for compounds in therapeutic areas.

Christopher C. Schreiber has been our director since August 8, 2017 and he previously at various times was our Chief Executive Officer, President, and Executive Chairman of the Board. Mr. Schreiber combines over 30 years of experience in the securities industry. Mr. Schrieber retired in 2023 from his position as the Managing Director of Capital Markets at Taglich Brothers, Inc., where Mr. Schreiber built upon his extensive background in capital markets, deal structures, and syndications. Prior to his time at Taglich Brothers, Inc., he was a member of the board of directors of Paulson Investment Company, a 40-year-old full-service investment banking firm. In 2023, Mr. Schrieber joined the board of directors of Sonon Group, a German based company that focuses on providing solar-powered mobility applications. In addition, Mr. Schreiber serves as a director and partner of Long Island Express North, an elite lacrosse training organization for teams and individuals. Mr. Schreiber is a graduate of Johns Hopkins University, where he received a bachelor’s degree in political science. Mr. Schreiber’s qualifications to sit on the Board include his financial expertise and his experience with the Company.

Joshua Silverman has been our director since September 6, 2018 and currently serves as Chairman of the Board. Prior to the completion of the Company’s merger in March 2024 (the “Merger”), Mr. Silverman was also the lead independent director. Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder, and a principal and managing partner of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies to solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the president of the United States. Mr. Silverman currently serves as a director of AYRO Inc., Petros Pharmaceuticals, Inc., Synaptogenix Inc., Femasys Inc., and Pharmacyte Biotech, Inc. all of which are public companies. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s qualifications to sit on the Board include his experience as an investment professional, management consultant and as a director of numerous public companies.

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Jude Uzonwanne has been our director since April 16, 2021. From June 2022 until April 2023, Mr. Uzonwanne served as the Chief Executive Officer for Mira Pharmaceuticals Inc., a US based biopharmaceutical company focused on developing an oral FDA approved marijuana analog. Prior to Mira, he was the Chief Business Officer at a genetics-based healthcare company, 54gene from March 2021 to June 2022. Prior to 54gene, he was a Principal with ZS Associates, Inc., a consulting and professional services firm, a position he held from January 2021 to March 2021. Prior to joining ZS Associates, Mr. Uzonwanne was a Principal at IQVIA, Inc. from 2018 to 2020, where he served as the head of the firm’s US Financial Investors Consulting practice and as management consulting lead for IQVIA’s service to a top-6 global pharmaceutical company and select emerging biopharmaceutical companies. Prior to joining IQVIA, Mr. Uzonwanne served as Vice President (Associate Partner) at EY-Parthenon LLP from 2016 to 2018, where he managed teams advising corporate and private equity investors on a range of commercial due diligence targets in healthcare strategies and advised clients on growth accelerating strategies and investments. Prior to this role, Mr. Uzonwanne has worked for several other companies including Bain & Company, Dalberg Global Development Advisers, the Bill and Melinda Gates Foundation, and Monitor Group. Mr. Uzonwanne is a graduate of Swarthmore College (double Honors B.A in Economics and Political Science). Mr. Uzonwanne’s qualifications to sit on the Board include his experience as a corporate strategy and transaction services adviser in the healthcare markets globally.

Bill J. White has been our director since August 8, 2017. Mr. White has more than 30 years of experience in financial management, operations and business development. Most recently he has served as chief financial officer of Sidus Space, Inc (Nasdaq SIDU), as the chief financial officer for ProPhase Labs Inc. (Nasdaq: PRPH), and the chief financial officer, chief operating officer, treasurer and secretary of Intellicheck, Inc., (Nasdaq: IDN). Prior to working at Intellicheck, Inc., he served 11 years as the chief financial officer, chief operating officer, secretary and treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to leading its international expansion into Dubai, UAE. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting. Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner. Mr. White’s qualifications to sit on the Board include his significant financial and accounting experience with public companies.

Stephen Friscia has been our director since June 13, 2024. Mr. Friscia is the manager and co-founder of Kipps Capital, a family office established in 2016. Previously, Mr. Friscia was a managing director and portfolio manager for multiple institutional investment and asset management firms, with several focused in small and mid-cap value equities, including Iridian Asset Management LLC, MacKay Shields LLC, Bear Stearns Asset Management Inc., John A. Levin & Co., Inc., and Evergreen Investments LLC (Wachovia Corporation). Mr. Friscia received his B.A. from Pace University – Lubin School of Business. Mr. Friscia’s qualifications to sit on the Board include his experience with small and mid-cap companies.

Family Relationships

There are no family relationships between any of our officers or directors.

Required Vote and Board Recommendation

If a quorum is present and voting, the seven Company Nominees receiving the highest number of votes will be elected as directors. “ABSTAIN” votes and broker non-votes will have no effect on the results for the election of directors.

The Board unanimously recommends that you vote “FOR” each Company Nominee, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

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Corporate Governance

TNF, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Corporate Governance Reforms

On May 28, 2020, the United States District Court for the District of New Jersey approved that certain Amended Stipulation and Agreement of Settlement, dated October 1, 2019 (the “Settlement”) among the settling parties in connection with a consolidated stockholder derivative action, Case No.: 2:18-cv-15992. Pursuant to the Settlement, effective as of July 21, 2020, we made various modifications to our corporate governance and business ethics practices as further discussed below.

Code of Business Ethics and Conduct and Whistleblower Policy

We have adopted a Code of Business Ethics and Conduct, which applies to our Board, our executive officers and our employees, outlines the broad principles of ethical business conduct we adopted, covering subject areas such as, compliance with applicable laws and regulations, handling of books and records, public disclosure reporting, insider trading, conflicts of interest, competition and fair dealing, and other violations. Our Code of Business Ethics and Conduct is available on our website at www.tnfpharma.com in the “Governance” section found under the “Investors” tab. Pursuant to the Settlement, we conduct a review of our Code of Business Ethics and Conduct on an annual basis and monitor compliance. We intend to disclose any amendments to, or waivers from, our Code of Business Ethics and Conduct at the same website address provided above.

In addition, pursuant to the Settlement, we adopted a Whistleblower Policy to encourage employees, officers and directors to bring forward ethical and legal violations. We have disclosed a copy of the Whistleblower Policy, and intend to disclose any amendments to the Whistleblower Policy, at the same website address provided above.

Pursuant to the Settlement, we formed a Risk and Disclosure Committee, which is served by the members of the Audit Committee, which reviews our ethics and risk program and internal controls over compliance and identifies and recommends to the Board any changes that it deems necessary. The Risk and Disclosure Committee also monitors compliance with our Code of Business Ethics and Conduct, reviews and evaluates our public disclosures and disclosure controls and procedures and handles any whistleblower complaints.

Board Composition and Committees

Our Certificate of Incorporation, as amended (the “Charter”), and our Bylaws (“Bylaws”) provide that our Board will consist of a number of directors to be determined from time to time solely by resolution of the Board, which is currently set at seven directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Board Diversity

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

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In accordance with The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5606, the table below provides certain information regarding the diversity of our Board as of the date of this Proxy Statement. Our last reported Bord Diversity Matrix is available on our website at www.tnfpharma.com in the “Governance” section found under the “Investors” tab.

Board Diversity Matrix for TNF Pharmaceuticals, Inc.

As of: October 31, 2024

Total Number of Directors: 7

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	7	0	0

Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	6	0	0
Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	0
Did Not Disclose Demographic Background	0

Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, share ownership, and affiliations with other board members, stockholders, business, contractor and family relationships, as well as the amount of the compensation we pay to each director, we have determined that Mr. Silverman, Mr. White, Dr. Eagle, Mr. Uzonwanne, and Mr. Friscia have no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Listing Rules.

Board Committees, Meetings and Attendance

During 2023, the Board met in person and telephonically two times and also acted by unanimous written consent. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During 2023, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member. Each director then in office attended our 2023 annual meeting of stockholders. Pursuant to the Settlement, our Bylaws require at least until July 21, 2024 (i) attendance of each member of the Board at our annual meetings of stockholders in person, absent extraordinary circumstances and (ii) no less than four (4) executive sessions per year among independent directors following each Board meeting.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Risk and Disclosure Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.tnfpharma.com in the “Governance” section under “Investors.” Pursuant to the Settlement, we adopted several amendments to the committee charters. We disclosed these amendments and intend to disclose any future amendments to the charters of these committees at the same website address provided above.

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As of October 31, 2024, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk and Disclosure Committee
Mitchell Glass, M.D.
Craig Eagle, M.D.		Member
Christopher C. Schreiber
Joshua Silverman	Member	Chair	Member	Member
Jude Uzonwanne	Member	Member	Chair	Member
Bill J. White	Chair		Member	Chair
Stephen Friscia

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	monitoring the integrity of our financial reporting process, including critical accounting policies and estimates, and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

●	monitoring the independence and performance of our independent auditors and our accounting personnel;

●	providing an avenue of communication among the independent auditors, management, our accounting personnel, and the Board;

●	appointing and providing oversight for the independent auditors engaged to perform the audit of the financial statements;

●	discussing the scope of the independent auditors’ examination;

●	reviewing the financial statements and the independent auditors’ report;

●	reviewing areas of potential significant financial risk and exposure to us, to the extent that there are any, and assess the steps management has taken to monitor such risks;

●	monitoring compliance with legal and regulatory requirements;

●	soliciting recommendations from the independent auditors regarding internal controls and other matters;

●	making recommendations to the Board;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	preparing the report required by Item 407(d) of Regulation S-K, as required by the rules of the SEC;

●	reviewing issues regarding accounting principles and financial statement presentation (including any significant changes in our selection or application of accounting principles); and

●	reviewing the effectiveness of any special accounting steps adopted in light of identified significant and/or material control deficiencies.

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Our Audit Committee is composed of Bill J. White (Chair), Joshua Silverman, and Jude Uzonwanne. Our Board has determined that each of the current members of the Audit Committee is independent in accordance with Nasdaq Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. White qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. The Audit Committee met four times during 2023.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing and approving on an annual basis goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, and determining the compensation of our Chief Executive Officer based on this evaluation or recommending such goals, objectives and compensation of our Chief Executive Officer to the Board for its approval;

●	reviewing and approving on an annual basis the compensation of our executive officers other than our Chief Executive Officer;

●	reviewing on an annual basis the fees and equity compensation paid to the Company’s non-employee directors for service on the Board and Board committees and recommending any changes to the Board as necessary;

●	selecting, retaining and terminating any compensation consultant to be used by the Compensation Committee or us to assist in the evaluation of the compensation of non-employee directors, the Chief Executive Officer or the other executive officers and approving such compensation consultant’s fees and other retention terms, and overseeing the work of such compensation consultant;

●	reviewing, approving and, when appropriate, making recommendations to the Board for approval, incentive-compensation programs and equity-based plans and the adoption of or material changes in material employee benefit, bonus, severance and other compensation plans;

●	reviewing and approving and, when appropriate, recommending to the Board for approval, any employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or the Board, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

●	determining and approving the options and other equity-based compensation to be granted to executive officers, including the Chief Executive Officer, and recommending to the Board for approval options and other equity-based compensation to be granted to non-employee directors; and

●	in conjunction with the Chief Executive Officer, determining the issuance of options and other equity-based compensation under the Company’s incentive compensation and other stock-based plans to all other officers and employees.

Our Compensation Committee is composed of Joshua Silverman (Chair), Craig Eagle, M.D., and Jude Uzonwanne. Our Board has determined that each of the current members of the Compensation Committee is independent in accordance with Nasdaq Rules. The Compensation Committee may delegate the determination with respect to persons other than officers to the Chief Executive Officer but will approve the aggregate amount granted to all employees and all new hire grants. The Compensation Committee held one meeting in 2023 and acted several times by unanimous written consent. The Compensation Committee did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2023.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	overseeing the administration of our Code of Business Ethics and Conduct and related policies;

●	leading the search for and recommending individuals qualified to become members of the Board, and selecting director nominees to be presented for election by the stockholders at each annual meeting;

●	ensuring, in cooperation with the Compensation Committee, that no agreements or arrangements are made with directors or relatives of directors for providing professional or consulting services to us or our affiliates or individual officers or one of their affiliates, without appropriate review and evaluation for conflicts of interest;

●	ensuring that Board members do not serve on more than six other for-profit public company boards that have a class of securities registered under the Exchange Act in addition to the Board;

●	reviewing the Board’s committee structure and to recommend to the Board for its approval;

●	reviewing recommendations received from stockholders for persons to be considered for nomination to the Board;

●	monitoring compliance with our corporate governance guidelines;

●	developing and implementing an annual self-evaluation of the Board, both individually and as a Board, and of its committees;

●	reviewing and recommending changes to procedures whereby stockholders may communicate with the Board;

●	assessing the independence of directors annually and report to the Board; and

●	recommending to the Board for its approval, the leadership structure of the Board, including whether the Board should have an executive or non-executive Chairman, whether the roles of Chairman and Chief Executive Officer should combine, and whether a Lead Director of the Board should be appointed; provided that such structure shall be subject to the Bylaws of the Company then in effect.

Our Nominating and Corporate Governance Committee is composed of Jude Uzonwanne (Chair), Bill J. White, and Joshua Silverman. Each of the current appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the Nasdaq Rules. The Nominating and Corporate Governance Committee held no meetings in 2023 but acted by unanimous written consent.

Risk and Disclosure Committee

Our Risk and Disclosure Committee is responsible for, among other matters:

●	reviewing the effectiveness of our Code of Business Ethics and Conduct annually, including our ethics and risk program, and recommending to the Board any changes to our policies and internal controls as necessary;

●	monitoring compliance with our Code of Business Ethics and Conduct, and specifically reviewing and evaluating our public disclosures and annually reviewing and evaluating our disclosure controls and procedures;

●	reviewing and approving any waivers of provisions of the Code of Business Ethics and Conduct;

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●	addressing any whistleblower complaints and ensuring that all whistleblower complaints are appropriately reviewed by the Risk and Disclosure Committee and that any appropriate remedial action if necessary is taken based on the results of its review; and

●	ensuring that non-retaliation policies are instituted and strictly complied with in order to protect any Company employee who reports a whistleblower complaint.

Our Risk and Disclosure Committee is composed of Bill J. White (Chair), Joshua Silverman and Jude Uzonwanne. Our Board has determined that each of the current members of the Risk and Disclosure Committee is independent in accordance with Nasdaq Rules. The Risk and Disclosure Committee held no meetings during 2023.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2023.

Our Charter and Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. Stockholder recommendations to the Board should be sent to:

TNF Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 623

Baltimore, MD 21205

Attention: Secretary

Such nomination must satisfy the notice, information and consent requirements set forth in our Charter and Bylaws and must be received by us prior to the date set forth under “Other Matters—Stockholder Proposals” below.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

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In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee will seek to identify new candidates for the Board. The Nominating and Corporate Governance Committee shall then initially evaluate a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of seven directors. Pursuant to the Settlement, our Bylaws separated the roles of Chairman of the Board and Chief Executive Officer at least until July 21, 2024. The Settlement required that at least until July 21, 2024, our Chairman of the Board and Chief Executive Officer positions be occupied by different individuals, and that the Chairman of the Board position be held by an independent director. Furthermore, at least until July 21, 2024, the role of the Chairman of the Board was required to be rotated among the independent directors every five (5) years. Currently, Joshua Silverman, an independent director, serves as the Chairman of the Board, and Mitchell Glass performs the role of principal executive officer, serving as our President and Chief Medical Officer.

Our Audit Committee has primarily been responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

We also established a Risk and Disclosure Committee, which is primarily responsible for overseeing the Company’s ethics and risk program and internal controls over compliance. In addition, the Risk and Disclosure Committee reports to the full Board, which also considers the Company’s risk profile.

We are continuing to review our established controls and procedures that involve cybersecurity matters to determine any other material impacts to our financial results, operations, and/or reputation to insure such incidents are immediately reported by management to the Board, or individual members or committees thereof, as appropriate, in accordance with our escalation framework and insure we have established procedures to ensure that management responsible for overseeing the effectiveness of disclosure controls is informed in a timely manner of known cybersecurity risks and incidents that may materially impact our operations and that timely public disclosure is made as appropriate.

Communications with Directors

Stockholders and other interested parties may send correspondence by mail to the full Board or to individual directors. Stockholders should address such correspondence to the Board or the relevant Board members in care of: TNF Pharmaceuticals, Inc., 855 N. Wolfe Street, Suite 623, Baltimore, MD 21205, Attention: Secretary.

All such correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Anti-Hedging and Anti-Pledging Policies

We do not have any policy governing the ability of employees (including officers) or directors of the Company, or any of their designees, to purchase financial instruments or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities that may have been granted to such employee or director as part of their compensation or that may be otherwise held, directly or indirectly, by such employee or director.

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Director Compensation

Effective as of 4:05 p.m. Eastern Time on February 14, 2024, we effected a one-for-thirty reverse stock split of our Common Stock (the “Reverse Stock Split”). Unless otherwise provided, all share and per share information in this Proxy Statement as of a date or for periods that precede the Reverse Stock Split have been adjusted to give effect to the Reverse Stock Split.

Director Compensation Table

The following table presents the total compensation for each person who served as a member of our Board during 2023. All compensation paid to Dr. Christopher Chapman during 2023 is reported under the Summary Compensation Table. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period. As noted above, Dr. Glass became a member of our Board on April 8, 2024 and Mr. Friscia became a member of our Board on June 13, 2024, and as such, they are not included below.

Name	Fees earned or paid in cash	Stock Awards(1)	All Other Compensation(2)	Total
Josh Silverman	$216,000	$-	-	$216,000
Bill J. White	96,000	-	-	96,000
Craig Eagle, M.D.	96,000	-	-	96,000
Jude Uzonwanne	96,000	-	-	96,000
Christopher Schreiber(3)	-	-	310,892	310,892

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of stock awards granted during the fiscal year ended December 31, 2023, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions.

(2)	This column includes salaries and matching contributions paid to participants of the 401(k) Plan for non-executive employee members of the Board.

(3)

On January 24, 2020, Mr. Schreiber entered into an employment agreement with the Company, under which he would receive an annual salary of $300,000. Since then, he has served the Company in various positions, and his employment agreement with the Company remains in effect.

In connection with an overall reduction in compensation paid to the Company’s directors implemented in November 2023, effective November 13, 2023, the Company entered into an amendment to the employment agreement of Mr. Schreiber providing for Mr. Schreiber’s annual fee to be adjusted from three hundred thousand dollars ($300,000) (the “Full Fee”) to sixty thousand dollars ($60,000) in cash per annum, until payment of his Full Fee would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion. The amendment further provides that the remaining $240,000 of the fees per annum (the “Fee Deferral Amount”) shall be deferred until payment of the Fee Deferral Amount would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion, at which time the Fee Deferral Amount may be paid, at Mr. Schreiber’s election, in shares of Common Stock or in cash. The amendment also clarified that Mr. Schreiber’s title is “Director.”

Narrative Disclosure to Director Compensation Table

As approved by the Compensation Committee of the Board on March 29, 2019, beginning in April 2019, each serving director who is not also holding a position as an executive officer is paid $8,000 per month. On or around May 2020, the Compensation Committee of the Board approved payments to Mr. Silverman of $18,000 per month, beginning in May 2020. All director fees were paid on a monthly basis. There was no other compensation for directors during the year ended December 31, 2023.

On November 13, 2023, the Board approved certain adjustments to the director fees. Mr. Silverman’s fees were decreased from $216,000 to $60,000 annually, with payment of the excess amount of $156,000 deferred until the date that payment of such amount would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion, at which time such amount may be paid, at Mr. Silverman’s election, in shares of Common Stock or in cash. Messrs. Eagle’s, Uzonwanne’s, and White’s fees were decreased from $96,000 to $60,000 annually, with payment of the excess amounts of $36,000 per director deferred until the date that payment of such amounts would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion, at which time such amounts may be paid, at each director’s election, in shares of Common Stock or in cash.

On October 14, 2021, the Compensation Committee of the Board authorized the issuance of 93,166 restricted stock units (“RSUs”) with a fair market value of $242.70 per RSU to the directors and key employees of the Company. These RSUs will vest in thirds when certain market capitalization milestones are met and maintained for twenty consecutive trading sessions. Upon achievement of a vesting milestone, the expenses related to the vested RSUs will be recorded at the fair market value of the Company’s Common Stock on the date of vesting.

On June 5, 2023, the Compensation Committee of the Board authorized the issuance, effective as of June 7, 2023, of options to purchase an aggregate of 66,498 shares of Common Stock with an exercise price of $49.80 per share to the directors and key employees of the Company. These options vested or will vest, as applicable, (i) one third on the date of grant; (ii) one third on the first anniversary of the date of grant; and (iii) one third on the second anniversary of the date of grant, provided that the holder remains employed by the Company or a subsidiary on the applicable vesting date.

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Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our voting securities as of October 18, 2024 by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our NEOs (as defined below) and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o TNF Pharmaceuticals, Inc., 855 N. Wolfe Street, Suite 623, Baltimore, MD 21205.

Percentage of Common Stock ownership is based on 2,755,067 shares of Common Stock issued and outstanding as of October 18, 2024. Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of October 18, 2024. Percentage of Series F Preferred Stock ownership is based on approximately 4,687 shares of Series F Preferred Stock issued and outstanding as of October 18, 2024. Percentage of Series F-1 Preferred Stock ownership is based on 5,050 shares of Series F-1 Preferred Stock issued and outstanding as of October 18, 2024. Percentage of Series G Preferred Stock ownership is based on 8,950 shares of Series G Preferred Stock issued and outstanding as of October 18, 2024.

The number of shares of Common Stock beneficially owned by the principal stockholders and the percentage of shares outstanding, as set forth below, take into account certain limitations on the conversion of preferred stock or exercise of warrants, as the case may be, to purchase Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to preferred stock, options or warrants that are currently convertible or exercisable, as applicable, or convertible or exercisable, as applicable, within sixty (60) days of October 18, 2024 by that stockholder are deemed outstanding.

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Name	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class	Number of Shares of Series D Preferred Stock Beneficially Owned (2)	Percentage of Class	Number of Shares of Series F Preferred Stock Beneficially Owned (3)	Percentage of Class	Number of Shares of Series F-1 Preferred Stock Beneficially Owned (4)	Percentage of Class	Number of Shares of Series G Preferred Stock Beneficially Owned (5)	Percentage of Class	Total Voting Power
5% Beneficial Owner
Richard Abbe / Iroquois Capital Investment Group, LLC (6)	144,142	4.99%	-	-	2,397.33	51.15%	2,150	42.57%	-	-	4.99%
Prevail Partners, LLC (7)	283,019	10.27%	-	-	-	-	-	-	-	-	3.14%
Premas Biotech PVT Ltd. (8)	3,459	*	72,992	100%	-	-	-	-	-	-	*
Intracoastal Capital LLC (9)	144,698	4.99%	-	-	2,039.67	43.52%	2,150	42.57%	-	-	4.99%
Scot Cohen / V4 Global, LLC (10)	144,698	4.99%	-	-	250	5.33%	750	14.85%	-	-	4.99%
PharmaCyte Biotech, Inc. (11)	11,563,878	80.76%	-	-	-	-	-	-	7,000	78.21%	56.33%
Five Narrow Lane LP (12)	144,698	4.99%	-	-	-	-	-	-	750	8.38%	4.99%
Hewlett Fund LP (13)	144,698	4.99%	-	-	-	-	-	-	1,000	11.17%	4.99%

Named Executive Officers and Directors
Joshua Silverman (14)	7,404	*	-	-	-	-	-	-	-	-	*
Bill J White (15)	5,792	*	-	-	-	-	-	-	-	-	*
Craig Eagle, M.D. (16)	10,556	*	-	-	-	-	-	-	-	-	*
Jude Uzonwanne (17)	3,333	*	-	-	-	-	-	-	-	-	*
Christopher C Schreiber (18)	6,274	*	-	-	-	-	-	-	-	-	*
Stephen Friscia	-	-	-	-	-	-	-	-	-	-	-
Mitchell Glass	-	-	-	-	-	-	-	-	-	-	-
Ian Rhodes	-	-	-	-	-	-	-	-	-	-	-
All current executive officers and Directors as a group (8 persons)	33,359	1.21%	-	-	-	-	-	-	-	-	*

* Less than 1%.

1.	Percentage of Common Stock ownership is based on 2,755,067 shares of Common Stock issued and outstanding as of October 18, 2024.

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2.	Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of October 18, 2024.

3.	Percentage of Series F Preferred Stock ownership is based on approximately 4,687 shares of Series F Preferred Stock issued and outstanding as of October 18, 2024.

4.	Percentage of Series F-1 Preferred Stock ownership is based on 5,050 shares of Series F-1 Preferred Stock issued and outstanding as of October 18, 2024.

5.	Percentage of Series G Preferred Stock ownership is based on 8,950 shares of Series G Preferred Stock issued and outstanding as of October 18, 2024.

6.	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2024 by Iroquois Capital Management, LLC (“Iroquois Capital”) and on information available to the Company. The principal business office is 125 Park Avenue, 25th Floor, New York, NY 10017. Iroquois Capital is the investment advisor for Iroquois Master Fund, Ltd. (“IMF”). As directors of IMF, Kimberly Page (“Ms. Page”) and Richard Abbe (“Mr. Abbe”) make voting and investment decisions on behalf of IMF. As a result of the foregoing, Ms. Page and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Iroquois Capital and IMF.

IMF owns (1) 6,248 shares of Common Stock, (2) 1,546.6667 shares of Series F Preferred Stock, which are convertible into up to 851,688 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (3) warrants to purchase up to 2,753,304 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (4) 1,400 Series F-1 Preferred Shares, which are convertible into up to 770,925 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (5) Series F-1 Long-Term Warrants to purchase up to 770,925 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (6) Series F-1 Short-Term Warrants to purchase up to 770,925 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

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Mr. Abbe also has voting control and investment discretion over securities held by Iroquois Capital Investment Group LLC (“ICIG”). As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG. ICIG owns (1) 473 shares of Common Stock, (2) 850.6667 shares of Series F Preferred Stock, which are convertible into up to 468,428 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (3) warrants to purchase up to 1,514,317 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (4) 750 Series F-1 Preferred Shares, which are convertible into up to 412,995 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (5) Series F-1 Long-Term Warrants to purchase up to 412,995 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (6) Series F-1 Short-Term Warrants to purchase up to 412,995 shares of Common Stock (subject to a 4.99% beneficial ownership blocker). In addition, by virtue of his position as a custodian or trustee of certain Accounts (The Samantha Abbe Irrevocable Trust, The Talia Abbe Irrevocable Trust and The Bennett Abbe Irrevocable Trust), Mr. Abbe may be deemed to be the beneficial owner of the 3,859 shares of Common Stock held in aggregate by such Accounts.

7.	This information is based on certain information made available to the Company. On October 2, 2024, Prevail Partners, LLC received 283,019 shares of Common Stock. The principal business address of Prevail Partners, LLC is 211 N. 13th Street, 6th Floor, Philadelphia, PA 19107.

8.

On March 23, 2020, Premas Biotech PVT., Ltd received 103,782 (not adjusted for the Reverse Stock Split) shares of Common Stock and 72,992 shares of Series D Preferred Stock as partial compensation for their rights to Cystron.

Prabuddha Kundu has sole voting and dispositive power over the securities held for this account.

9.

This information is based on certain information made available to the Company. Intracoastal Capital LLC owns (1) 2,039.6667 shares of Series F Preferred Stock, which are convertible into up to 1,123,164 shares of Common Stock (subject to a 4.99% beneficial ownership blocker) and (2) warrants to purchase up to 3,579,295 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

In addition, on May 23, 2024, Intracoastal Capital LLC received (i) 2,150 Series F-1 Preferred Shares, which are convertible into up to 1,183,921 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (ii) Series F-1 Long-Term Warrants to purchase up to 1,183,921 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (iii) Series F-1 Short-Term Warrants to purchase up to 1,183,921 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

The principal business address of Intracoastal Capital LLC is 245 Palm Trail, Delray Beach, Florida 33483.

10.

This information is based on certain information made available to the Company. V4 Capital Partners, LLC (“V4 Capital”), an affiliate of V4 Global, LLC (“V4 Global”), owns (1) 166.6667 shares of Series F Preferred Stock, which are convertible into up to 91,777 shares of Common Stock (subject to a 4.99% beneficial ownership blocker) and (2) warrants to purchase up to 275,330 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

Scot Cohen (“Mr. Cohen”) owns (1) 83.3333 shares of Series F Preferred Stock, which are convertible into up to 45,889 shares of Common Stock (subject to a 4.99% beneficial ownership blocker) and (2) warrants to purchase up to 137,665 shares of Common Stock (subject to a 4.99% beneficial ownership blocker). Additionally, on May 23, 2024, Mr. Cohen received (1) 250 Series F-1 Preferred Shares, which are convertible into up to 137,666 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (2) Series F-1 Long-Term Warrants to purchase up to 137,666 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (3) Series F-1 Short-Term Warrants to purchase up to 137,666 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

Additionally, on May 23, 2024, V4 Global received (1) 500 Series F-1 Preferred Shares, which are convertible into up to 275,331 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (2) Series F-1 Long-Term Warrants to purchase up to 275,331 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (3) Series F-1 Short-Term Warrants to purchase up to 275,331 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

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Mr. Cohen has voting and dispositive control with respect to the securities held by V4 Capital and V4 Global. As a result, Mr. Cohen may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by V4 Capital and V4 Global.

The principal business address of V4 Capital, V4 Global and Mr. Cohen is 445 Grand Bay Drive, Apt. P1A, Key Biscayne, FL 33149.

11.

This information is based on a Schedule 13D filed with the SEC on May 30, 2024 by PharmaCyte Biotech, Inc. (“PharmaCyte”) and on information available to the Company. On May 23, 2024, PharmaCyte received (i) 7,000 Series G Preferred Shares, which are convertible into up to 3,854,626 shares of Common Stock, (ii) Series G Long-Term Warrants to purchase up to 3,854,626 shares of Common Stock, and (iii) Series G Short-Term Warrants to purchase up to 3,854,626 shares of Common Stock.

The percentage of Common Stock beneficially owned is calculated by dividing (i) the number of shares of Common Stock beneficially owned by PharmaCyte by (ii) the sum of (a) 2,755,067 shares of Common Stock outstanding as of October 18, 2024, (b) 3,854,626 shares of Common Stock issuable upon conversion of the Series G Preferred Shares beneficially owned by PharmaCyte and (c) 7,709,252 shares of Common Stock issuable upon exercise of the Series G Long-Term Warrants and Series G Short-Term Warrants held by PharmaCyte.

The principal business address of PharmaCyte is PharmaCyte Biotech, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169.

12.	This information is based on certain information made available to the Company. On May 23, 2024, Five Narrow Lane LP received (i) 750 Series G Preferred Shares, which are convertible into up to 412,996 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (ii) Series G Long-Term Warrants to purchase up to 412,996 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (iii) Series G Short-Term Warrants to purchase up to 412,996 shares of Common Stock (subject to a 4.99% beneficial ownership blocker). The principal business address of Five Narrow Lane LP is 510 Madison Avenue, Suite 1400, New York, NY 10022.

13.	This information is based on certain information made available to the Company. On May 23, 2024, Hewlett Fund LP received (i) 1,000 Series G Preferred Shares, which are convertible into up to 550,661 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (ii) Series G Long-Term Warrants to purchase up to 550,661 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (iii) Series G Short-Term Warrants to purchase up to 550,661 shares of Common Stock (subject to a 4.99% beneficial ownership blocker). The principal business address of Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

14.	Represents (i) 2,959 shares of Common Stock held by Mr. Silverman and (ii) 4,445 shares of Common Stock issuable upon the exercise of options held by Mr. Silverman exercisable within 60 days of October 18, 2024.

15.	Represents (i) 2,459 shares of Common Stock held by Mr. White and (ii) 3,333 shares of Common Stock issuable upon the exercise of options held by Mr. White exercisable within 60 days of October 18, 2024.

16.	Represents 10,556 shares of Common Stock issuable upon the exercise of options held by Dr. Eagle exercisable within 60 days of October 18, 2024.

17.	Represents 3,333 shares of Common Stock issuable upon the exercise of options held by Mr. Uzonwanne exercisable within 60 days of October 18, 2024.

18.	Represents (i) 2,941 shares of Common Stock held by Mr. Schreiber and (ii) 3,333 shares of Common Stock issuable upon the exercise of options held by Mr. Schreiber exercisable within 60 days of October 18, 2024.

23

Certain Relationships and Related Transactions

Transactions with related persons are governed by our Code of Business Ethics and Conduct, which applies to all of our employees, as well as each of our directors and certain persons performing services for us. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by the Board, as a whole, or the Audit Committee and must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Business Ethics and Conduct and Whistleblower Policy.

Other than compensation agreements and other arrangements which are described below and under “Executive Compensation” herein, since January 1, 2022, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest.

On August 17, 2022, pursuant to a securities purchase agreement with certain institutional and accredited investors, dated August 15, 2022, the Company issued and sold, in a registered direct offering (the “August RD”), an aggregate of 47,059 shares of its Common Stock at an offering price of $127.50 per share and, in a concurrent private placement (together with the August RD, the “August Offerings”), 47,063 unregistered investor warrants to purchase up to 47,063 shares of its Common Stock at an exercise price of $157.50 per share, for gross and net proceeds of $5,999,997 and $5,550,028, respectively. In connection with the August Offering, we issued to Iroquois Capital Investment Group LLC (“ICIG”) 7,844 shares of Common Stock and warrants to purchase an additional 7,844 shares of Common Stock. ICIG is the beneficial owner of more than five percent of our Common Stock. In connection with the August Offering, we also issued to Iroquois Master Fund Ltd., an affiliate of ICIG (“IMF”), 11,765 shares of Common Stock and warrants to purchase an additional 11,765 shares of Common Stock.

In addition, pursuant to a securities purchase agreement (the “February 2023 SPA”) with certain institutional and accredited investors, dated February 21, 2023 (the “February 2023 Offering”), we issued to: (i) ICIG 2,750 shares of our Series F Preferred Stock with a stated value of $1,000 per share and warrants to purchase up to 40,651 shares of Common Stock (adjusted to 1,514,317 shares of Common Stock pursuant to the terms of such warrants following the Reverse Stock Split and the May 2024 Offerings (as defined below)) at an exercise price of $1.816 per share (after giving effect to the Reverse Stock Split and the May 2024 Offerings) and (ii) IMF 5,000 shares of our Series F Preferred Stock with a stated value of $1,000 per share and warrants to purchase up to 73,910 shares of Common Stock (adjusted to 2,753,305 shares of Common Stock pursuant to the terms of such warrants following the Reverse Stock Split and the May 2024 Offerings) at an exercise price of $1.816 per share (after giving effect to the Reverse Stock Split and the May 2024 Offerings). The aggregate gross proceeds from the February 2023 Offering were $15.0 million.

On April 5, 2024, the Company entered into an Omnibus Waiver and Amendment (the “Omnibus Agreement”) with the Required Holders (as defined in the certificate of designations for the Series F Preferred Stock). Pursuant to the Omnibus Agreement, the Required Holders agreed (i) to defer payment of the Installment Amounts (as defined in the certificate of designations for the Series F Preferred Stock) due on March 1, 2024, and April 1, 2024 (the “Installments”), under Section 9(a) of the certificate of designations for the Series F Preferred Stock, until May 1, 2024, and (ii) to waive any breach or violation of the February 2023 SPA, the certificate of designations for the Series F Preferred Stock, or the warrants issued in the February 2023 Offering resulting from missing the Installments. The Company and the Required Holders further agreed pursuant to the Omnibus Agreement to amend and restate the certificate of designations for the Series F Preferred Stock by filing the Amended and Restated Certificate of Designations of the Series F Convertible Preferred Stock.

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On May 23, 2024, pursuant to a securities purchase agreement with certain institutional and accredited investors, dated May 20, 2024 (the “May 2024 Series F-1 Offering”), we issued to: (i) ICIG 750 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 412,996 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 412,996 shares of Common Stock at an exercise price of $1.816 per share; (ii) IMF 1,400 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 770,926 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 770,926 shares of Common Stock at an exercise price of $1.816 per share; (iii) Intracoastal Capital LLC 2,150 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 1,183,921 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 1,183,921 shares of Common Stock at an exercise price of $1.816 per share; (iv) V4 Global 500 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 275,331 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 275,331 shares of Common Stock at an exercise price of $1.816 per share; and (v) Mr. Cohen 250 shares of our Series F-1 Preferred Stock with a stated value of $1,000 per share, long-term Series F-1 warrants to purchase up to 137,666 shares of Common Stock at an exercise price of $1.816 per share and short-term Series F-1 warrants to purchase up to 137,666 shares of Common Stock at an exercise price of $1.816 per share. The aggregate gross proceeds from the May 2024 Series F-1 Offering were $5.0 million.

In addition, on May 23, 2024, pursuant to a securities purchase agreement with certain institutional and accredited investors, dated May 20, 2024 (the “May 2024 Series G Offering” and, together with the May 2024 Series F-1 Offering, the “May 2024 Offerings”), we issued to: (i) PharmaCyte 7,000 shares of our Series G Preferred Stock with a stated value of $1,000 per share, long-term Series G warrants to purchase up to 3,854,626 shares of Common Stock at an exercise price of $1.816 per share and short-term Series G warrants to purchase up to 3,854,626 shares of Common Stock at an exercise price of $1.816 per share; (ii) Five Narrow Lane LP 750 shares of our Series G Preferred Stock with a stated value of $1,000 per share, long-term Series G warrants to purchase up to 412,996 shares of Common Stock at an exercise price of $1.816 per share and short-term Series G warrants to purchase up to 412,996 shares of Common Stock at an exercise price of $1.816 per share; and (iii) Hewlett Fund LP 1,000 shares of our Series G Preferred Stock with a stated value of $1,000 per share, long-term Series G warrants to purchase up to 550,661 shares of Common Stock at an exercise price of $1.816 per share and short-term Series G warrants to purchase up to 550,661 shares of Common Stock at an exercise price of $1.816 per share. The aggregate gross proceeds from the May 2024 Series G Offering were $8.9 million.

On June 17, 2024, the Company entered into an Amendment Agreement (the “Amendment”) with the Required Holders (as defined in the certificate of designations for the Series G Preferred Stock). Pursuant to the Amendment, the Required Holders agreed to amend the certificate of designations for the Series G Preferred Stock by filing a Certificate of Amendment to the certificate of designations for the Series G Preferred Stock with the Secretary of State of the State of Delaware to increase the number of authorized shares of Series G Preferred Stock from 8,950 to 12,826,273, in order to authorize a sufficient number of shares of Series G Preferred Stock for the payment of dividends, if any, “in kind” in the form of additional shares of Series G Preferred Stock, pursuant to Section 3 of the certificate of designations for the Series G Preferred Stock.

On October 1, 2024, the Company entered into a Stock Purchase Agreement, dated as of October 1, 2024 (the “Prevail Purchase Agreement”), by and between the Company and Prevail Partners, LLC (“Prevail”), pursuant to which, the Company agreed to sell to Prevail 283,019 shares of Common Stock, at a price per share equal to $2.12, which was 120.0% of the dollar volume-weighted average price of the Company’s Common Stock on the Nasdaq Stock Capital Market LLC for the thirty (30) trading days immediately preceding the date of the Prevail Purchase Agreement.

25

Executive Compensation

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of October 31, 2024:

Name	Age	Position with the Company
Mitchell Glass, M.D.	73	President and Chief Medical Officer
Ian Rhodes	51	Interim Chief Financial Officer

Please see biography of Dr. Glass on page 8 of this Proxy Statement.

Ian Rhodes has been our Interim Chief Financial Officer since February 1, 2021. Mr. Rhodes joined Brio Financial Group in January 2021. From March 2020 to December 2020, Mr. Rhodes served as the Interim CFO of Roadway Moving and Storage. From November 2018 to July 2019, he served as Interim CFO of Greyston Bakery and Foundation. From December 2016 to September 2018, Mr. Rhodes served as President, CEO and Director of GlyEco, Inc., and served as CFO of GlyEco, Inc. from February 2016 to December 2016. From May 2014 to January 2016, he served as CFO of Calmare Therapeutics. Mr. Rhodes began his career at PricewaterhouseCoopers, where he worked for 15 years. Mr. Rhodes holds a Bachelor of Science degree in Business Administration with a concentration in Accounting from Seton Hall University and is a licensed CPA in New York.

Summary Compensation Table

The following table summarizes information regarding the material components of the executive compensation arrangements of our named executive officers, comprised of (i) our principal executive officer, (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the 2023 fiscal year and whose salary, as determined by Regulation S-K, Item 402, exceeded $100,000 and (iii) up to two most highly compensated former executive officers who were no longer serving as an executive officer at the end of the 2023 fiscal year (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “NEOs”). As noted above, Dr. Glass became President and Chief Medical Officer on June 13, 2024, and as such, he is not included below.

Our NEOs for 2023 were as follows:

●	Chris Chapman, M.D., Former President and Chief Medical Officer

●	Adam Kaplin, M.D., Ph.D., Former Chief Scientific Officer

●	Ian Rhodes, CPA, Interim Chief Financial Officer

●	Paul Rivard, Esq., Former Chief Legal Officer and Former Executive Vice President of Operations and General Counsel

Effective as of 4:05 p.m. Eastern Time on February 14, 2024, we effected the one-for-thirty Reverse Stock Split. The stock awards listed below have been adjusted to give effect to the Reverse Stock Split.

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Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards(1)		All Other Compensation ($)(2)	Total ($)
Christopher Chapman, M.D.(3)	2023	464,703	200,000	-	2,218,565	(7)	1,058	2,884,326
Former President, Chief Medical Officer	2022	161,827	100,000	-	-		-	261,827

Adam Kaplin, M.D., Ph.D.(4)	2023	250,000	100,000	-	235,245	(8)	8,750	593,995
Former Chief Scientific Officer	2022	245,153	100,000	-	-		8,580	353,733

Ian Rhodes, CPA(5)	2023	162,000	-	-	-		-	162,000
Interim Chief Financial Officer	2022	162,000	-	-	-		-	162,000

Paul Rivard, Esq.(6)	2023	242,209	-	-	235,245	(9)	100,819	578,273
Former Chief Legal Officer	2022	161,827	20,000	-	-		6,412	188,239

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of option awards granted during the fiscal year ended December 31, 2023, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification (“FASB ASC”) Topic 718 for share-based compensation transactions.

(2)	This column reflects the matching contribution paid to participants of the TNF Pharmaceuticals 401(k) PS Plan (the “401(k) Plan”) and amounts paid for personal time off and severance of separated employees.

(3)	Dr. Chapman was appointed President and Chief Medical Officer of TNF effective April 16, 2021. Prior to the Merger, Dr. Chapman served as the President and Chief Medical Officer of MyMD Pharmaceuticals (Florida), Inc., a Florida corporation previously known as MyMD Pharmaceuticals, Inc. (“MyMD Florida”) effective November 1, 2020. Effective as of June 14, 2024, the Company and Dr. Chapman mutually agreed on the separation of Dr. Chapman from his position as President and Chief Medical Officer and member of the Board of the Company.

(4)	Dr. Kaplin was appointed Chief Scientific Officer of TNF effective April 16, 2021. Prior to the Merger, Dr. Kaplin served as Chief Scientific Officer of MyMD Florida effective December 18, 2020. Effective as of April 15, 2024, Dr. Kaplin separated from his employment with the Company.

(5)	Ian Rhodes serves as our interim Chief Financial Officer on the terms of a CFO Consulting Agreement, dated July 21, 2020, between the Company and Brio Financial Group. For further information regarding the terms of Mr. Rhodes’ employment, see the section below titled “Narrative Disclosure to Summary Compensation Table—Employment of Ian Rhodes.”

(6)	On April 16, 2021, Mr. Rivard entered into an employment agreement, under which he received an annual salary of $165,000. On March 22, 2023, Mr. Rivard was appointed as Chief Legal Officer and his annual salary was increased to $275,000, retroactively to January 1, 2023. Prior to the Merger, Mr. Rivard served as Executive Vice President of Operations and General Counsel of MyMD Florida effective September 21, 2020. Effective as of November 14, 2023, Mr. Rivard separated from his employment with the Company.

(7)	On April 4, 2023, the Company granted 25,000 non-qualified stock options, on June 7, 2023, the Company granted 10,000 non-qualified stock options, and on September 6, 2023 the Company granted 33,334 non-qualified stock options to Dr. Chapman.

(8)	On June 7, 2023, the Company granted 5,000 non-qualified stock options to Dr. Kaplin.

(9)	On June 7, 2023, the Company granted 5,000 non-qualified stock options to Mr. Rivard.

Narrative Disclosure to Summary Compensation Table

We have entered into employment agreements with each of our NEOs.

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Employment of Chris Chapman, M.D.

Pre-Merger Employment Agreement

Effective November 1, 2020, MyMD Florida and Dr. Chapman entered into an employment agreement, which was subsequently amended by that certain First Amendment to Employment Agreement, dated December 18, 2020, that certain Second Amendment to Employment Agreement dated January 8, 2021, and that certain Third Amendment to Employment Agreement dated February 11, 2021 (such agreement, as amended, the “Chapman Employment Agreement”), pursuant to which Dr. Chapman was appointed President and Chief Medical Officer of MyMD Florida. Under the Chapman Employment Agreement, Dr. Chapman was entitled to an annual base salary of $165,000, payable monthly. Dr. Chapman was also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Chapman Employment Agreement). The aggregate amount of bonus compensation payable to Dr. Chapman upon achievement of all specified Bonus Events was $800,000. In addition, Dr. Chapman was eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of MyMD Florida’s board of directors. Pursuant to and on the effective date of the Chapman Employment Agreement, Dr. Chapman was also granted options to purchase 250,000 shares of MyMD Florida common stock, at an exercise price of $1.00 per share. (After giving effect to the exchange ratio and the Reverse Stock Split, such MyMD Florida options became options to purchase 3,215 shares of the Company’s Common Stock at an exercise price of $77.10 per share.) Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Pharmaceuticals, Inc. Amended and Restated 2016 Equity Incentive Plan (as amended, the “MyMD Florida Incentive Plan”) (the practical effect of which made the term of such options expire on the second-year anniversary of the effective date of the merger, which occurred on April 16, 2021). MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Dr. Chapman during the term of employment under the Chapman Employment Agreement.

Dr. Chapman’s employment with MyMD Florida pursuant to the Chapman Employment Agreement commenced as of the effective date of the Chapman Employment Agreement and was to continue for a period of two years, unless earlier terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Dr. Chapman’s employment with MyMD Florida for cause, MyMD Florida was to pay to Dr. Chapman his monthly base salary for a period of three months following the date that notice of termination of employment was provided, which would be the full extent of MyMD Florida’s obligations with respect to severance payments to Dr. Chapman under the Chapman Employment Agreement.

The Chapman Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

On August 2, 2020, Dr. Chapman received a discretionary grant of options to purchase 200,000 shares of MyMD Florida common stock, at an exercise price of $1.00 per share. All such options vested immediately upon grant. The options had an original term of ten years from the date of grant, subject to certain events described in the applicable award agreement, including Dr. Chapman’s, death, disability, retirement or an “Event of Cause” (as defined in the applicable award agreement). In connection with the Agreement and Plan of Merger and Reorganization, dated November 11, 2020 (as subsequently amended, the “Merger Agreement”), certain terms of such options were amended. After giving effect to the exchange ratio and the Reverse Stock Split, such MyMD Florida options became options to purchase 2,572 shares of the Company’s Common Stock at an exercise price of $77.10 per share. These options expired on April 16, 2023.

Post-Merger Employment Agreement

Immediately following the effective time of the Merger, the Board appointed Dr. Chapman to the offices of President and Chief Medical Officer on the terms of the Chapman Employment Agreement.

On November 24, 2021, the Company and Dr. Chapman entered into a Fourth Amendment to Employment Agreement. This agreement provided that certain performance criteria applicable to Dr. Chapman’s bonus compensation under the Chapman Employment Agreement would be waived and deemed to have been achieved, and that Dr. Chapman would be entitled to a bonus payment of $100,000 as a result. On August 30, 2022, the Company and Dr. Chapman entered into a Fifth Amendment to amend one of the performance criteria under the Chapman Employment Agreement, upon the achievement of which by the Company, Dr. Chapman would be entitled to an additional bonus payment of $100,000. On February 1, 2023, the Company and Dr. Chapman entered into a Sixth Amendment providing for Dr. Chapman’s annual base salary to be set at $310,000, effective retroactively to January 1, 2023, and on September 8, 2023, the Company and Dr. Chapman entered into a Seventh Amendment providing for Dr. Chapman’s annual base salary to be set at $500,000, effective retroactively to January 1, 2023.

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November 2023 Amendment

Effective November 13, 2023, the Company entered the Eighth Amendment to the employment agreement of Dr. Chapman providing for Dr. Chapman’s annual base salary to be adjusted from five hundred thousand dollars ($500,000) (the “Full Base Salary”) to two hundred fifty thousand dollars ($250,000) in cash per annum, until payment of his Full Base Salary would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion. The amendment further provided that the remaining $250,000 of base salary per annum (the “Deferral Amount”) shall be deferred until payment of the Deferral Amount would no longer jeopardize the Company’s ability to continue as a going concern, as determined by the Company in its sole discretion, at which time the Deferral Amount may be paid, at Dr. Chapman’s election, in shares of Common Stock or in cash.

Separation

Effective June 14, 2024, the Company entered into a general release and severance agreement with Dr. Chapman, its President and Chief Medical Officer. Pursuant to the general release and severance agreement, Dr. Chapman was entitled to (i) payment in the amount of $125,000, less all lawful and authorized withholdings and deductions, to be paid in three (3) equal monthly installments, (ii) a one-time payment equal to $25,000, less all lawful and authorized withholdings and deductions, (iii) reimbursement for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for a period of up to three (3) months, and (iv) acceleration of certain unvested options granted to Dr. Chapman pursuant to those certain non-qualified stock option agreements, dated April 4, 2023 and June 7, 2023.

Employment of Adam Kaplin, M.D., Ph.D.

Pre-Merger Employment Agreement

Effective December 18, 2020, MyMD Florida and Dr. Kaplin entered into an employment agreement, which was subsequently amended by that certain First Amendment to Employment Agreement, dated February 11, 2021 (such agreement, as amended, the “Kaplin Employment Agreement”), pursuant to which Dr. Kaplin was appointed Chief Scientific Officer of MyMD Florida. Under the Kaplin Employment Agreement, Dr. Kaplin was entitled to an annual base salary of $250,000, payable monthly. Dr. Kaplin was also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Kaplin Employment Agreement). The aggregate amount of bonus compensation payable to Dr. Kaplin upon achievement of all specified Bonus Events was $800,000. In addition, Dr. Kaplin was eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of MyMD Florida’s board of directors. On the effective date of the Kaplin Employment Agreement, Dr. Kaplin received a signing bonus in the form of a lump-sum cash payment in the amount of $100,000 and was also granted options to purchase 400,000 shares of MyMD Florida common stock, at an exercise price of $1.00 per share. (After giving effect to the exchange ratio and the Reverse Stock Split, such MyMD Florida options became options to purchase 5,145 shares of the Company’s Common Stock at an exercise price of $77.10 per share.) Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan (the practical effect of which made the term of such options expire on the second-year anniversary of the effective date of the merger, which occurred on April 16, 2021). MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Dr. Kaplin during the term of employment under the Kaplin Employment Agreement.

Dr. Kaplin’s employment with MyMD Florida pursuant to the Kaplin Employment Agreement commenced on December 18, 2020 and was to continue for a term of two years unless earlier terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Dr. Kaplin’s employment with MyMD Florida for cause, MyMD Florida was to pay to Dr. Kaplin his monthly base salary for a period of three months following the date that notice of termination of employment was provided, which would be the full extent of MyMD Florida’s obligations with respect to severance payments to Dr. Kaplin under the Kaplin Employment Agreement.

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The Kaplin Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

Post-Merger Employment Agreement

Immediately following the effective time of the Merger, the Board appointed Dr. Kaplin to the office of Chief Scientific Officer on the terms of the Kaplin Employment Agreement.

On November 24, 2021, the Company and Dr. Kaplin entered into a Second Amendment to Employment Agreement. This agreement provided that certain performance criteria applicable to Dr. Kaplin’s bonus compensation under the Kaplin Employment Agreement would be waived and deemed to have been achieved, and that Dr. Kaplin would be entitled to a bonus payment of $100,000 as a result. On August 30, 2022, the Company and Dr. Kaplin entered into a Third Amendment to amend one of the performance criteria under the Kaplin Employment Agreement, upon the achievement of which by the Company, Dr. Kaplin would be entitled to an additional bonus payment of $100,000.

November 2023 Amendment and Resignation

Effective November 13, 2023, the Company entered into an amendment to the employment agreement of Dr. Adam Kaplin providing that Dr. Kaplin’s employment shall have an initial term of four months, which the parties may mutually agree to extend for additional consecutive terms of one month each. The amendment further provided that, in the event of termination without cause by the Company prior to the end of the initial term, Dr. Kaplin would receive his monthly base salary through the end of the initial term. The amendment further provided that all outstanding and unvested shares granted pursuant to the non-qualified stock option agreement, dated June 7, 2023, between the Company and Dr. Kaplin shall accelerate upon the termination of Dr. Kaplin’s employment. Dr. Kaplin’s amendment further provided that, in the event of a termination for any reason prior to the end of the first renewal term following the end of the initial term, the Company would continue to cover the costs of Dr. Kaplin’s health insurance coverage through the end of the first renewal term, subject to the execution and timely return of a release. The initial term ended on March 12, 2024, and the term of Dr. Kaplin’s employment agreement was not extended. Dr. Kaplin served as the Company’s Chief Scientific Officer and received a salary of $125,000 per annum and benefits without an employment agreement until he tendered his resignation from such role effective April 15, 2024.

Employment of Ian Rhodes

On July 21, 2020, the Company entered into a CFO Consulting Agreement (the “Consulting Agreement”) with Brio Financial Group (“Brio”). Effective as of January 29, 2021, the Company appointed Ian Rhodes as its interim Chief Financial Officer. Pursuant to the Consulting Agreement, the Company paid Brio an initial retainer fee of $7,500 and paid a fixed monthly payment of $13,500. The Consulting Agreement also provided that the Company would be billed for travel and other out-of-pocket costs, such as report production, postage, etc. The Consulting Agreement expired on June 30, 2021. Since that time, Mr. Rhodes has continued to serve as the Company’s interim Chief Financial Officer under the same terms set forth in the Consulting Agreement.

Employment of Paul Rivard, Esq.

Pre-Merger Employment Agreement

Effective September 21, 2020, MyMD Florida and Mr. Rivard entered into an employment agreement (such agreement, as amended, the “Rivard Employment Agreement”), pursuant to which Mr. Rivard was appointed Executive Vice President of Operations and General Counsel of MyMD Florida. Under the Rivard Employment Agreement, Mr. Rivard was entitled to an annual base salary of $165,000, payable monthly. Mr. Rivard was also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Rivard Employment Agreement). The aggregate amount of bonus compensation payable to Mr. Rivard upon achievement of all specified Bonus Events was $160,000. In addition, Mr. Rivard was eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of MyMD Florida’s board of directors. On the effective date of the Rivard Employment Agreement, Mr. Rivard was granted options to purchase 200,000 shares of MyMD Florida common stock, at an exercise price of $1.00 per share. (After giving effect to the exchange ratio and the Reverse Stock Split, such MyMD Florida options became options to purchase 2,572 shares of the Company’s Common Stock at an exercise price of $77.70 per share.) Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan (the practical effect of which made the term of such options expire on the second-year anniversary of the effective date of the merger, which occurred on April 16, 2021). MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Mr. Rivard during the term of employment under the Rivard Employment Agreement.

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Mr. Rivard’s employment with MyMD Florida pursuant to the Rivard Employment Agreement commenced on September 21, 2020 and was to continue until terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Mr. Rivard’s employment with MyMD Florida, MyMD Florida was to pay to Mr. Rivard his monthly base salary for a period of three months following the date that notice of termination of employment was provided.

The Rivard Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

Post-Merger Employment Agreement

Immediately following the effective time of the Merger, the Board appointed Mr. Rivard to the office of Executive Vice President of Operations and General Counsel on the terms of the Rivard Employment Agreement.

On March 22, 2023, Mr. Rivard was appointed Chief Legal Officer and his annual salary was increased to $275,000, retroactively to January 1, 2023.

Separation

Effective November 13, 2023, the Company entered into a mutual employment separation agreement with Paul M. Rivard, its Chief Legal Officer. The separation agreement provided for a lump-sum severance payment equal to three months of his normal base salary in exchange for a waiver and release. The separation agreement further provided that Mr. Rivard will be deemed a contractor providing services to the Company for purposes of any awards previously granted to him under the Company’s 2021 Equity Incentive Plan if at the relevant time(s) he is providing services to the Company while under the employ of a law firm representing the Company.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of our NEOs and which remain outstanding as of December 31, 2023:

Named Executive Officer	Number of securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested ($)
Christopher Chapman, M.D.	8,333	(1)	16,667	46.50	4/4/2028	-		-
Former President, Chief Medical Officer	1,333	(2)	6,667	49.80	6/7/2033	-		-
	-	(3)	33,334	24.30	9/6/2033	-		-
	-		-	-	n/a	20,000	(4)	4,854,000

Adam Kaplin, M.D., Ph.D.	1,667	(2)	3,333	49.80	6/7/2033	-		-
Former Chief Scientific Officer	-		-	-	n/a	20,000	(4)	4,854,000

Ian Rhodes	-		-	-	-	-		-
Interim Chief Financial Officer	-		-	-	-	-		-

Paul Rivard, Esq.	1,667	(2)	3,333	49.80	6/7/2033	-		-
Chief Legal Officer	-		-	-	n/a	6,667	(4)	1,618,000

(1)	Granted April 4, 2023. One third of the options awarded on such date vested immediately, one third vested on the first anniversary date of the grant date, and one third vest on the second anniversary of the grant date.

(2)	Granted June 7, 2023. One third of the options awarded on such date vested immediately, one third vested on the first anniversary date of the grant date, and one third vest on the second anniversary of the grant date.

(3)	Granted on September 6, 2023. These options vest at various times based upon the achievement of various performance milestones.

(4)	Granted on October 14, 2021. These RSUs vest at various times based upon the market capitalization of the Company.

Pay Versus Performance

As required by the pay versus performance rules adopted by the SEC pursuant to the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd–Frank Act”), we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed fiscal years. In determining the “compensation actually paid” (“CAP”) to NEOs, we are required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. As noted above, Dr. Glass became President and Chief Medical Officer on June 13, 2024, and as such, he is not included below.

Pay Versus Performance Table

The following table provides the information required to be disclosed for our NEOs for each of the fiscal years ended December 31, 2023, December 31, 2022 and December 31, 2021 along with the financial information required to be disclosed for each fiscal year. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.

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Year	Summary Compensation Table Total for the Principal Executive Officer (“PEO”) (Current) (1) ($)	CAP to PEO (Current) (2)(3) ($)	Summary Compensation Table Total for PEO (Former) (1) ($)	CAP to PEO (Former) (2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (4) ($)	Average CAP to Non-PEO NEOs (3)(4) ($)	Value of Initial Fixed $100 Investment based on Total Stockholder Return (“TSR”) (5) ($)	Net (Loss) Income (6) ($)
2023	2,884,326	(6,400,989)	-	-	444,756	(2,041,030)	195	(8,218,163)
2022	261,827	(4,105,250)	-	-	234,657	-	29	(15,197,336)
2021	5,140,540	4,524,544	1,513,500	1,335,480	3,536,862	2,965,664	152	(29,889,045)

(1)	The dollar amounts reported in this column are the amounts of total compensation reported in the “Total” column of the Summary Compensation Table for the 2021, 2022 and 2023 fiscal years for the persons who served as our PEO for the applicable year. Effective April 16, 2021, Mr. Christopher Schreiber resigned as our PEO. Mr. Schreiber’s compensation information for 2021 is included in this table as a former PEO in accordance with Item 402(v) of Regulation S-K. Mr. Schreiber’s compensation information for 2022 and 2023 is not included because he did not serve as our PEO during 2022 or 2023. Effective April 16, 2021, Dr. Christopher Chapman was appointed as President and Chief Medical Officer, and since such date and until June 14, 2024, has performed the duties of PEO. For additional information, see “Executive Compensation—Summary Compensation Table.”

(2)	The dollar amounts reported in this column represent the amount of “CAP” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K.

(3)	The following table reflects the adjustments made to compute CAP for each applicable year:

	2023		2022			2021
	PEO ($)	Non-PEO NEOs ($)	PEO ($)	Non-PEO NEOs ($)	PEO ($)	Former PEO ($)	Non-PEO NEOs ($)
Summary Compensation Table Total	2,884,326	1,334,268	261,827	703,972	5,140,540	1,513,500	7,073,724
Adjustments
(Subtraction): Stock Awards	(2,218,565)	(470,490)	-	-	(4,854,000)	(1,213,500)	(6,472,000)
Fair Value of Equity Awards:
Addition: Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	440,305	51,800	-	-	3,636,000	909,000	4,848,000
Addition: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in the Prior Year	(7,047,900)	(6,264,878)	(4,367,077)	(5,064,861)	602,004	-	481,603
Addition: Fair Value on Vesting Date of Equity Awards Granted and Vested in the Covered Year	553,500	166,000	-	-	-	-	-
Addition: Change in Fair Value of Prior Year Equity Awards Vested in the Covered Year	(462,850)	(140,100)	-	-	-	126,480	-
(Subtraction): Year-End Fair Value in the Prior Year of Equity Awards Granted in any Prior Year that are Forfeited or Expired During the Covered Year	(549,805)	(799,688)	-	-	-	-	-
Addition: Dollar Value of Dividends or Other Earnings Paid on Stock or Option Awards in the Covered Year Prior to the Vesting Date If Not Otherwise Reflected	-	-	-	-	-	-	-
Total Adjustments for Fair Value of Equity Awards	(7,066,750)	(6,986,867)	(4,367,077)	(5,064,861)	4,238,004	1,035,480	5,329,603
Compensation Actually Paid	(6,400,989)	(6,123,089)	(4,105,250)	(4,360,889)	4,524,544	1,335,480	5,931,327

(4)	The dollar amounts reported in this column represent the average of the amounts reported for our Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The Non-PEO NEOs in each applicable year were Paul Rivard, Ian Rhodes and Dr. Adam Kaplin, as applicable. Effective November 14, 2023, Dr. Adam Kaplin resigned as a Non-PEO NEO. Dr. Kaplin’s compensation information for 2021, 2022 and 2023 is included in this table as a former Non-PEO NEO in accordance with Item 402(v) of Regulation S-K.

(5)	The amounts reported in this column reflect our cumulative TSR, assuming an initial fixed $100 investment in the Company for the period starting January 1, 2021 through the end of each listed fiscal year. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021, 2022 or 2023.

(6)	The dollar amounts reported in this column represent the amount of net loss attributable to the Company’s stockholders as reflected in our consolidated audited financial statements for each applicable year.

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Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our net loss during the three most recently completed fiscal years.

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our cumulative TSR over the three most recently completed fiscal years.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Equity Compensation Plans

2021 Equity Incentive Plan

Pursuant to the Merger Agreement, at the effective time of the merger, the Company adopted the 2021 Equity Incentive Plan (the “2021 Plan”), which was approved by the Company’s stockholders on April 15, 2021. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards which may be granted singly, in combination or in tandem, and which may be paid in cash or shares of Common Stock. At the effective time of the merger, the number of shares of Common Stock that were reserved for issuance pursuant to awards under the 2021 Plan was 240,940 shares. As of October 31, 2024, 90,958 shares remain available for issuance under the 2021 Plan.

Purpose. The purpose of the 2021 Plan is to enable the Company to remain competitive and innovative in its ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of its subsidiaries. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of the Company’s Common Stock. The 2021 Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2021 Plan was approved by the Company’s Board of Directors on March 18, 2021 (the “Plan Effective Date”) and approved by the Company’s stockholders on April 15, 2021. The 2021 Plan will terminate on the tenth anniversary of the Plan Effective Date, unless sooner terminated by the Company’s Board of Directors. No awards may be made under the 2021 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. At the effective time of the merger, subject to certain adjustments, the number of shares of Common Stock that were reserved for issuance pursuant to awards under the 2021 Plan was 240,940 shares, 100% of which may be delivered as incentive stock options. Shares to be issued may be made available from authorized but unissued shares of the Company’s Common Stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the 2021 Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the 2021 Plan. If an award under the 2021 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2021 Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2021 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2021 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares of Common Stock that are otherwise deliverable pursuant to an award under the 2021 Plan that are withheld in payment of the option price of an option or for payment of applicable employment taxes and/or withholding obligations resulting from the award shall be treated as delivered to the award recipient and shall be counted against the maximum number of shares of our Common Stock that may be issued under the 2021 Plan. Only shares forfeited back to the Company or cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the 2021 Plan but shall not increase the maximum number of shares described above as the maximum number of shares of the Company’s Common Stock that may be delivered pursuant to incentive stock options.

Administration. The 2021 Plan is administered by the Compensation Committee of the Board or such other committee of the Board as is designated by it to administer the 2021 Plan (the “2021 Plan Administration Committee”). If necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, membership on the 2021 Plan Administration Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. At any time there is no 2021 Plan Administration Committee to administer the 2021 Plan, any reference to the 2021 Plan Administration Committee is a reference to the Board.

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The 2021 Plan Administration Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2021 Plan; establish and revise rules and regulations relating to the 2021 Plan as well as any sub-plans for awards to be made to eligible award recipients who are not resident in the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2021 Plan. The 2021 Plan Administration Committee may delegate certain of its duties to one or more of the Company’s officers as provided in the 2021 Plan. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, any function relating to an award recipient subject to the reporting requirements of Section 16 of the Exchange Act shall be performed solely by the 2021 Plan Administration Committee.

Upon the adoption of the 2021 Plan, awards granted under the 2018 Plan (as defined below) remained in full force and effect under the terms and conditions of the 2018 Plan and in accordance with each award’s respective terms.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of its subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to the Company’s successful performance, are eligible to participate in the 2021 Plan. As of the Record Date, the Company had 2 employees, 3 contractors, and 5 non-employee directors who would be eligible for awards under the 2021 Plan.

Stock Options. The 2021 Plan Administration Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of the Company’s stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that the 2021 Plan Administration Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to the Company shares of the Company’s Common Stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting that Company withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the 2021 Plan Administration Committee in its sole discretion. No dividends or dividend equivalent rights may be paid or granted with respect to any stock options granted under the 2021 Plan.

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Stock Appreciation Rights. The 2021 Plan Administration Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2021 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The exercise price of a SAR cannot be less than 100% of the fair market value of a share of the Company’s Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the 2021 Plan Administration Committee. No dividends or dividend equivalent rights may be paid or granted with respect to any SARs granted under the 2021 Plan.

Restricted Stock and Restricted Stock Units. The 2021 Plan Administration Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the 2021 Plan Administration Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the 2021 Plan Administration Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The 2021 Plan Administration Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions and conditions. Except as otherwise provided in the 2021 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon, provided that (i) any dividends with respect to such a restricted stock award may be withheld by the Company for the participant’s account until such award is vested, subject to such terms as determined by the 2021 Plan Administration Committee, and (ii) any dividends so withheld by the Company and attributable to any particular restricted stock award shall be distributed to such participant in cash or, at the discretion of the 2021 Plan Administration Committee, in shares of the Company’s Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon vesting of the award. If, however, such restricted stock award is forfeited, the participant’s rights as to such dividends will also be forfeited.

Performance Awards. The 2021 Plan Administration Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to the Company’s Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The 2021 Plan Administration Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2021 Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the 2021 Plan Administration Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the 2021 Plan Administration Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the 2021 Plan Administration Committee deems satisfactory, the 2021 Plan Administration Committee may modify the performance measures or objectives and/or the performance period.

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Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the 2021 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash (cash flow, cash generation or other cash measures); cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios, expense levels or other expense measures); economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; profit (net profit, gross profit, operating profit, economic profit, profit margin or other corporate profit measures); net income (before or after taxes, operating income or other income measures); net sales; net asset value per share; business expansion or consolidation (the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); sales growth; price of the Company’s Common Stock; return measures (including, without limitation, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); market share; inventory levels, inventory management, inventory turn or shrinkage; stock price or performance; internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; service or product delivery or quality; customer satisfaction; employee retention; safety standards; productivity measures; cost reduction measures; strategic plan development and implementation; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the 2021 Plan Administration Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis sections of the Company’s annual report and definitive proxy statement, as applicable.

Other Awards. The 2021 Plan Administration Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of the Company’s Common Stock, if the 2021 Plan Administration Committee determines that such other form of award is consistent with the purpose and restrictions of the 2021 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The 2021 Plan Administration Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2021 Plan. If the 2021 Plan Administration Committee imposes conditions upon vesting, then, subsequent to the date of grant, the 2021 Plan Administration Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The 2021 Plan Administration Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the 2021 Plan Administration Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The 2021 Plan Administration Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the 2021 Plan Administration Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, the Company may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

Awards granted under the 2021 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the 2021 Plan Administration Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the 2021 Plan Administration Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

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Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of the Company’s Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the 2021 Plan Administration Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limit under the 2021 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, the Company pays for forfeited shares in accordance with the terms of the 2021 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2021 Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2021 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Amendment or Discontinuance of the 2021 Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2021 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2021 Plan and any awards under the 2021 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2021 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2021 Plan without the consent of the affected participant.

No Repricing of Stock Options or SARs. The 2021 Plan Administration Committee may not, without the approval of our stockholders, “reprice” any stock options or SARs. For purposes of the 2021 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its option price or exercise price, respectively; (ii) canceling a stock option or SAR at a time when its option price or exercise price, respectively, exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award with an option price or exercise price that is less than the option price or exercise price of the original stock option or SAR; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Plan Administration Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2021 Plan.

MyMD Florida Pre-Merger Plan

In 2016, pre-merger MyMD Florida adopted the MyMD Pharmaceuticals, Inc. Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”). The MyMD Florida Incentive Plan (as defined below) provided for the issuance of up to 50,000,000 shares of pre-merger MyMD Florida common stock. As of the Record Date, no options were outstanding and no shares of Company Common Stock remain available for issuance under the 2016 Plan.

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Pursuant to the Merger Agreement, effective as of the effective time of the merger, the Company assumed pre-merger MyMD Florida’s Second Amendment to Amended and Restated 2016 Stock Incentive Plan (collectively with the 2016 Plan, the “MyMD Florida Incentive Plan”), assuming all of pre-merger MyMD Florida’s rights and obligations with respect to the options issued thereunder (except that the term of each option was amended to expire on the second-year anniversary of the effective time of closing). The assumed pre-merger MyMD Florida’s options became a number of shares of Company Common Stock equal to the product of (a) the number of shares of MyMD Florida common stock subject to such option, multiplied by (b) the exchange ratio and rounding the resulting number down to the nearest whole share of Company Common Stock, at an exercise price per share of Company Common Stock equal to the quotient of (i) the exercise price per share of MyMD Florida common stock subject to such option immediately prior to the effective time of the merger divided by (ii) the exchange ratio and rounding the resulting exercise price up to the nearest whole cent, and then subsequently adjusted for the Reverse Stock Split of the MyMD Florida common stock. Upon the closing of the merger, the Company assumed all of pre-merger MyMD Florida’s rights and obligations under pre-merger MyMD Florida stock options that were outstanding immediately prior to the effective time of the merger, and no additional awards can be issued under the MyMD Florida Incentive Plan. All such options expired on April 16, 2023, the second-year anniversary of the effective date of the merger.

Company Pre-Merger Plans

On January 23, 2014, we adopted the 2013 Stock Incentive Plan (the “2013 Plan”). The 2013 Plan was amended by the Board on January 9, 2015 and September 30, 2016, and such amendments were ratified by stockholders on December 7, 2018. The 2013 Plan provides for the issuance of up to 73 shares of the Company’s Common Stock, and as of the Record Date 19 shares of Common Stock remain available for grants under the 2013 Plan.

On December 21, 2016, the stockholders approved, and the Company adopted the 2016 Stock Incentive Plan (the “2016 Stock Plan”). The 2016 Stock Plan provides for the issuance of up to 1,666,667 shares of the Company’s Common Stock. As of the Record Date, all options issued pursuant to the 2016 Stock Plan have expired, and 0 shares of Common Stock remain available for issuance under the 2016 Stock Plan.

On August 7, 2017, the stockholders approved, and the Company adopted the 2017 Stock Incentive Plan (“2017 Plan”). The 2017 Plan provides for the issuance of up to 118 shares of the Company’s Common Stock. The purpose of the 2017 Plan is to provide additional incentive to those of our officers, employees, consultants and non-employee directors and our parents, subsidiaries and affiliates whose contributions are essential to the growth and success of our business. As of the Record Date, grants of restricted stock representing a total of 93 shares of Common Stock have been issued pursuant to the 2017 Plan and 25 shares of Common Stock remain available for grants under the 2017 Plan. The 2017 Plan provides for the issuance of shares of the Company’s Common Stock through the grant of non-qualified options, incentive options, restricted stock and unrestricted stock to directors, officers, consultants, attorneys, advisors and employees.

On December 7, 2018, the stockholders approved, and we adopted the 2018 Stock Incentive Plan (the “2018 Plan”) and on August 27, 2020, the stockholders approved, and we adopted an amendment to the plan to increase the number of shares of Common Stock available for issuance pursuant to awards under the 2018 Plan by an additional 17,366 shares. The 2018 Plan, as amended, provides for the issuance of up to 18,670 shares of the Company’s Common Stock. The purpose of the 2018 Plan is to provide additional incentive to those of our officers, employees, consultants and non-employee directors and to promote the success of our business. As of the Record Date, grants of RSUs convertible into 8,769 shares of Common Stock had been issued pursuant to the 2018 Plan, and 9,901 shares of Common Stock remained available for issuance. The 2018 Plan provides for the issuance of shares of the Company’s Common Stock through the grant of options, restricted stock, stock appreciation rights, other stock-based awards, performance compensation awards to directors, officers, consultants, advisors and employees. In addition, the 2018 Plan provides the Compensation Committee of the Board with discretion to accelerate the vesting and exercisability of outstanding awards upon the occurrence of a change of control (as defined in the 2018 Plan).

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Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under the 2021 Plan, the 2013 Plan, the 2016 Stock Plan, the 2017 Plan and the 2018 Plan (collectively, the “Equity Compensation Plans”) as of December 31, 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	139,840	$46.09	20,567
Equity compensation plans not approved by security holders	-	-	-
Total	139,840	$46.09	20,567

(1)	Represents shares available for issuance under the Equity Compensation Plans.

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Audit Committee Matters

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee expects to meet with management and independent public accountants at least six times each fiscal year. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Morison Cogen LLP was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2023, and the former independent auditor’s report on those financial statements, with management and with our former independent auditor for the year ended December 31, 2023, Morison Cogen LLP.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Morison Cogen LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Morison Cogen LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Morison Cogen LLP was independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2023, that was filed with the SEC.

AUDIT COMMITTEE

Bill J White, Chairman
Joshua Silverman
Jude Uzonwanne

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The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Morison Cogen LLP, our former independent registered public accounting firm, for professional services rendered in the years ended December 31, 2023 and 2022. On September 30, 2024, in conjunction with its exit from providing audit services to publicly traded companies, Morison Cogen LLP resigned from its role as our independent registered public accounting firm. On October 3, 2024, the Audit Committee engaged Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ended December 31, 2024, effective as of such date. Accordingly, the below table does not include fees billed to us by Stephano Slack LLC.

	2023	2022
Audit Fees	$150,492	$141,924
Audit-Related Fees	-	-
Tax Fees	14,300	26,212
All Other Fees	-	1,000
TOTAL	$164,792	$169,136

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by Morison Cogen LLP, other than the services reported in the categories above.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve all fees paid to, and all services performed by, our independent registered public accounting firm. At the beginning of each year, the Audit Committee pre-approves the proposed services, including the nature, type and scope of services contemplated and the related fees to be rendered by our independent registered public accounting firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

All of the services rendered by Morison Cogen LLP in 2023 were pre-approved by the Audit Committee.

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Proposal 2: THE INCENTIVE PLAN AMENDMENT PROPOSAL

Our Board is requesting that our stockholders approve the adoption of the First Amendment to TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), which was approved by the Board on November 1, 2024, effective upon stockholder approval at the Annual Meeting (the “Incentive Plan Amendment”). The 2021 Plan was approved by our stockholders on April 15, 2021. The purpose of the Incentive Plan Amendment is to increase the number of shares of Common Stock available for issuance pursuant to awards under the 2021 Plan by an additional 2,259,060 shares of Common Stock. If the Incentive Plan Amendment is approved, the number of shares authorized for issuance of awards under the First Amendment to the 2021 Plan will be increased to an aggregate maximum of 2,500,000 shares of Common Stock.

As of the Record Date, 90,124 shares of Common Stock remain available for issuance under the 2021 Plan; options to purchase a total of 100,674 shares of Common Stock are outstanding under the 2021 Plan; and restricted stock units for the issuance of a maximum of 50,142 shares of Common Stock are outstanding under the 2021 Plan. As of the Record Date, no shares of Common Stock have been issued upon the exercise of options and vesting of other equity awards granted under the 2021 Plan.

Equity Compensation Plan Information

The following table sets forth additional information, as of the Record Date, about our Common Stock that may be issued upon the exercise of options and other rights under the 2021 Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	150,816	$51.38	100,069
Equity compensation plans not approved by security holders	-	-	-
Total	150,816	$51.38	100,069

Reasons for Amendment of the 2021 Plan

Our Board, the Compensation Committee, and management believe that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2021 Plan will maintain and enhance the key policies and practices adopted by our management and the Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel.

Upon the initial adoption and subsequent stockholder approval of the 2021 Plan, up to 7,228,184 shares of Common Stock were reserved for issuance as awards under the 2021 Plan. The Company subsequently effected a 1-for-30 Reverse Stock Split of its Common Stock, after which the number of shares of Common Stock reserved for issuance pursuant to awards under the 2021 Plan was adjusted to 240,940 shares. The Incentive Plan Amendment was adopted by the Board to increase the aggregate number of shares of Common Stock that may be delivered pursuant to awards under the 2021 Plan by an additional 2,259,060 shares, for an aggregate maximum total of 2,500,000 shares.

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We believe that the increase in the number of shares available for issuance under our 2021 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants, advisors, and directors. The Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2021 Plan, as of the Record Date, is not sufficient for future granting needs. The Board currently believes that if the Incentive Plan Amendment is approved by stockholders, the aggregate maximum total of 2,500,000 shares available for issuance under the 2021 Plan will result in an adequate number of shares of Common Stock being available for future awards under the 2021 Plan.

A copy of the Incentive Plan Amendment is attached as Annex A to this Proxy Statement. The following is a brief summary of the 2021 Plan, as amended. This summary is qualified in its entirety by reference to the text of the 2021 Plan, a copy of which is attached as Annex A to this Proxy Statement.

Summary of Material Features of the 2021 Plan

Purpose. The purpose of the 2021 Plan is to enable the Company to remain competitive and innovative in its ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of its subsidiaries. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of the Company’s Common Stock. The 2021 Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2021 Plan was approved by the Company’s Board of Directors on March 18, 2021 (the “Plan Effective Date”) and approved by the Company’s stockholders on April 15, 2021. The 2021 Plan will terminate on the tenth anniversary of the Plan Effective Date, unless sooner terminated by the Company’s Board of Directors. No awards may be made under the 2021 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the number of shares of Common Stock reserved for issuance pursuant to awards under the 2021 Plan is 2,500,000 shares, 100% of which may be delivered as incentive stock options. Shares to be issued may be made available from authorized but unissued shares of the Company’s Common Stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the 2021 Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the 2021 Plan. If an award under the 2021 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2021 Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2021 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2021 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares of Common Stock that are otherwise deliverable pursuant to an award under the 2021 Plan that are withheld in payment of the option price of an option or for payment of applicable employment taxes and/or withholding obligations resulting from the award shall be treated as delivered to the award recipient and shall be counted against the maximum number of shares of our Common Stock that may be issued under the 2021 Plan. Only shares forfeited back to the Company or cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the 2021 Plan but shall not increase the maximum number of shares described above as the maximum number of shares of the Company’s Common Stock that may be delivered pursuant to incentive stock options.

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Administration. The 2021 Plan is administered by the Compensation Committee of the Board or such other committee of the Board as is designated by it to administer the 2021 Plan (the “2021 Plan Administration Committee”). If necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, membership on the 2021 Plan Administration Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. At any time there is no 2021 Plan Administration Committee to administer the 2021 Plan, any reference to the 2021 Plan Administration Committee is a reference to the Board.

The 2021 Plan Administration Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2021 Plan; establish and revise rules and regulations relating to the 2021 Plan as well as any sub-plans for awards to be made to eligible award recipients who are not resident in the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2021 Plan. The 2021 Plan Administration Committee may delegate certain of its duties to one or more of the Company’s officers as provided in the 2021 Plan. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, any function relating to an award recipient subject to the reporting requirements of Section 16 of the Exchange Act shall be performed solely by the 2021 Plan Administration Committee.

Upon the adoption of the 2021 Plan, awards granted under the 2018 Plan (as defined below) remained in full force and effect under the terms and conditions of the 2018 Plan and in accordance with each award’s respective terms.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of its subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to the Company’s successful performance, are eligible to participate in the 2021 Plan. As of the Record Date, the Company had 2 employees, 3 contractors, and 5 non-employee directors who would be eligible for awards under the 2021 Plan.

Stock Options. The 2021 Plan Administration Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code, or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of the Company’s stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that the 2021 Plan Administration Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to the Company shares of the Company’s Common Stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting that Company withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the 2021 Plan Administration Committee in its sole discretion. No dividends or dividend equivalent rights may be paid or granted with respect to any stock options granted under the 2021 Plan.

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Stock Appreciation Rights. The 2021 Plan Administration Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2021 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The exercise price of a SAR cannot be less than 100% of the fair market value of a share of the Company’s Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the 2021 Plan Administration Committee. No dividends or dividend equivalent rights may be paid or granted with respect to any SARs granted under the 2021 Plan.

Restricted Stock and Restricted Stock Units. The 2021 Plan Administration Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the 2021 Plan Administration Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the 2021 Plan Administration Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The 2021 Plan Administration Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions and conditions. Except as otherwise provided in the 2021 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon, provided that (i) any dividends with respect to such a restricted stock award may be withheld by the Company for the participant’s account until such award is vested, subject to such terms as determined by the 2021 Plan Administration Committee, and (ii) any dividends so withheld by the Company and attributable to any particular restricted stock award shall be distributed to such participant in cash or, at the discretion of the 2021 Plan Administration Committee, in shares of the Company’s Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon vesting of the award. If, however, such restricted stock award is forfeited, the participant’s rights as to such dividends will also be forfeited.

Performance Awards. The 2021 Plan Administration Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to the Company’s Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The 2021 Plan Administration Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2021 Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the 2021 Plan Administration Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the 2021 Plan Administration Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the 2021 Plan Administration Committee deems satisfactory, the 2021 Plan Administration Committee may modify the performance measures or objectives and/or the performance period.

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Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the 2021 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash (cash flow, cash generation or other cash measures); cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios, expense levels or other expense measures); economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; profit (net profit, gross profit, operating profit, economic profit, profit margin or other corporate profit measures); net income (before or after taxes, operating income or other income measures); net sales; net asset value per share; business expansion or consolidation (the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); sales growth; price of the Company’s Common Stock; return measures (including, without limitation, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); market share; inventory levels, inventory management, inventory turn or shrinkage; stock price or performance; internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; service or product delivery or quality; customer satisfaction; employee retention; safety standards; productivity measures; cost reduction measures; strategic plan development and implementation; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the 2021 Plan Administration Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis sections of the Company’s annual report and definitive proxy statement, as applicable.

Other Awards. The 2021 Plan Administration Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of the Company’s Common Stock, if the 2021 Plan Administration Committee determines that such other form of award is consistent with the purpose and restrictions of the 2021 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The 2021 Plan Administration Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2021 Plan. If the 2021 Plan Administration Committee imposes conditions upon vesting, then, subsequent to the date of grant, the 2021 Plan Administration Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The 2021 Plan Administration Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the 2021 Plan Administration Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The 2021 Plan Administration Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the 2021 Plan Administration Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, the Company may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

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Awards granted under the 2021 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the 2021 Plan Administration Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the 2021 Plan Administration Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of the Company’s Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the 2021 Plan Administration Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limit under the 2021 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, the Company pays for forfeited shares in accordance with the terms of the 2021 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2021 Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2021 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Amendment or Discontinuance of the 2021 Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2021 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2021 Plan and any awards under the 2021 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2021 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2021 Plan without the consent of the affected participant.

No Repricing of Stock Options or SARs. The 2021 Plan Administration Committee may not, without the approval of our stockholders, “reprice” any stock options or SARs. For purposes of the 2021 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its option price or exercise price, respectively; (ii) canceling a stock option or SAR at a time when its option price or exercise price, respectively, exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award with an option price or exercise price that is less than the option price or exercise price of the original stock option or SAR; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Plan Administration Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2021 Plan.

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Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2021 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and the Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

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Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a non-qualified stock option with previously-owned shares of the Company’s Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the option price of a stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the requisite holding periods. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received.

Other Awards. In the case of an award of restricted stock units, performance awards, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

51

Company Tax Deduction and Other Tax Matters

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the 2021 Plan, as applicable, is subject to withholding of applicable federal, state, and local income tax and to withholding of the participant’s share of any tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of our common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy those withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code discussed below.

Million Dollar Deduction Limit and Other Tax Matters. The Company may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either the Company’s principal executive officer or principal financial officer, (ii) an individual who is among the Company’s three highest compensated officers for the taxable year (other than an individual who was either the Company’s principal executive officer or principal financial officer at any time during the taxable year), or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities), and (y) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

While the deductibility of executive compensation for federal income tax purposes is among the factors the Compensation Committee considers when structuring the Company’s executive compensation arrangements, it is not the sole or primary factor considered. The Company retains the flexibility to authorize compensation that may not be deductible if the Company believes it is in the best interests of the Company.

If a participant’s rights under the 2021 Plan are accelerated as a result of a change in control and the participant is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a corresponding compensation deduction.

New Plan Benefits

With respect to the increased number of shares reserved under the 2021 Plan pursuant to the Incentive Plan Amendment, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2021 Plan because the grant of awards and terms of such awards are to be determined in the discretion of the 2021 Plan Administration Committee.

The market value of the Company’s Common Stock is $1.42 per share based on the closing price of the Company’s Common Stock on the Nasdaq Capital Market on October 31, 2024.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Annual Meeting and entitled to vote on the Incentive Plan Amendment Proposal is required to approve the Incentive Plan Amendment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Incentive Plan Amendment Proposal. Because the Incentive Plan Amendment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Incentive Plan Amendment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Incentive Plan Amendment Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

THE BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE INCENTIVE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

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Proposal 3: THE Auditor Ratification Proposal

The Audit Committee of the Board (the “Audit Committee”) has selected Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Stephano Slack LLC as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Stephano Slack LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Stephano Slack LLC. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Annual Meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Auditor Ratification Proposal unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The Board unanimously recommends that you vote “FOR” the Auditor Ratification Proposal, and proxies solicited by the Board will be voted in favor of the proposal unless a stockholder indicates otherwise on the proxy CARD.

Stephano Slack LLC Representatives at Annual Meeting

Representatives of Stephano Slack LLC are not expected to be present at the Annual Meeting.

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Proposal 4: the Adjournment Proposal

Background of and Rationale for the Adjournment Proposal

Our Board has approved a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors, the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal.

The approval of the Election of Directors requires the affirmative vote of the holders of a plurality of the votes cast for the election of the directors. The approval of each of the Incentive Plan Amendment Proposal and the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Annual Meeting and entitled to vote on such proposals. The Board believes that if the number of votes received with respect to any of these proposals is less than said applicable plurality or majority and is therefore insufficient to approve such proposal, then it may be in the best interests of the stockholders to adjourn the Annual Meeting to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Election of Directors, the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal, as applicable.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Election of Directors, the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal, as applicable.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of votes represented by the outstanding stock entitled to vote at the Annual Meeting will be against the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal, we could adjourn or postpone the Annual Meeting without a vote on the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal, as applicable.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal, and proxies solicited by the Board will be voted in favor of the proposal unless a stockholder indicates otherwise on the proxy CARD.

54

Other Matters

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2025 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing by the close of business on July 3, 2025 to our principal executive offices at 855 N. Wolfe Street, Suite 623, Baltimore, MD 21205, Attention: Secretary. However, pursuant to Rule 14a-8, if the 2025 Annual Meeting is held on a date that is before October 26, 2025 or after December 25, 2025, then a stockholder proposal submitted for inclusion in our proxy statement and form of proxy for the 2025 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2025 Annual Meeting.

Stockholders wishing to submit proposals to be presented directly at the 2025 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the notice procedures set forth in our Bylaws. Pursuant to our Bylaws, notice of a nomination or proposal must be received by the secretary of the Company at our principal executive offices at 855 N. Wolfe Street, Suite 623, Baltimore, MD 21205, not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made; provided additionally, however, that, solely with respect to notice of nominations, in the event the number of directors to be elected to the Board is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least ten (10) days before the last day a stockholder may deliver notice of nomination pursuant to the foregoing provisions, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the Company specified above not later than the close of business on the tenth day following the date on which such Public Announcement is first made by the Company. Accordingly, for our 2025 Annual Meeting, notice of a nomination or proposal must be received by us no later than September 16, 2025 and no earlier than August 17, 2025; provided, however, if and only if the 2025 Annual Meeting is not scheduled to be held between October 26, 2025 and January 24, 2026, to be timely, notice must be received not earlier than the close of business on the 120th day prior to such 2025 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to such 2025 Annual Meeting, or (ii) the tenth day following the day on which Public Announcement of the date of such 2025 Annual Meeting is first made. Nominations and proposals also must satisfy other requirements set forth in the Charter and the Bylaws. As discussed above, to be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. If a stockholder fails to comply with the foregoing notice provisions or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. For purposes of the foregoing paragraph, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

For the 2025 Annual Meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2025 Annual Meeting, notice must be received no later than September 26, 2025. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

Where You Can Find Additional Information

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC.

55

ANNEX A

FIRST AMENDMENT TO
TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan

This FIRST AMENDMENT TO TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan (this “Amendment”), effective as of November 1, 2024, is made and entered into by TNF Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Plan in order to attract and retain the services of key employees, contractors, and outside directors of the Company and its subsidiaries;

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time without the consent of the Participants, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or any other applicable law, or to comply with the applicable stock exchange requirements;

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of Common Stock that may be issued under the Plan, as set forth in Section 5.1 of the Plan, by an additional 2,259,060 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval in accordance with Article 9 of the Plan.

NOW, THEREFORE, in accordance with Article 9 of the Plan, and subject to the approval of the Company’s stockholders, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is two million five hundred thousand (2,500,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2. This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

TNF Pharmaceuticals, Inc.

By:
Name:
Title:

Signature Page to

First Amendment to TNF Pharmaceuticals, Inc.

2021 Equity Incentive Plan

A-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 24, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TNF2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 24, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59172-P19729

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TNF PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following nominees:

1. Election of Directors

Nominees:

01) Mitchell Glass, M.D.
02) Craig Eagle, M.D.
03) Christopher C. Schreiber
04) Joshua Silverman
05) Jude Uzonwanne
06) Bill J. White
07) Stephen Friscia

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V59173-P19729

TNF PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
November 25, 2024, 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joshua Silverman as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of TNF PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EST on November 25, 2024, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/TNF2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side